HASCO 2005-NC2 [HASCO LOGO]

144A Offering

New Issue Term Sheet and

Computational Materials

$15,410,000 (Approximate)

HASCO 2005-NC2

HSI Asset Securitization Corporation

Depositor

Wells Fargo Bank, N.A.

Master Servicer and Securities Administrator

JPMorgan Chase Bank, N.A.

Servicer

Lead Underwriter

September 28, 2005

Investors are urged to read the offering memorandum because it contains important information. This document does not contain all information that is required to be included in the offering memorandum.

DISCLAIMER

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  Any such offer to buy or sell any security or instrument or to engage in a transaction would be made only after a prospective participant had completed its own independent investigation of the transaction and received all information it required to make its own investment decision, including a review of the final offering memorandum describing such security or instrument which would contain material information not contained herein and to which prospective participants are referred.  By accepting this information, the recipient agrees that it will not distribute or provide such information to any other person.  No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities or transactions would conform to the terms hereof. HSBC Securities (USA), Inc. (“HSBC Securities”) and its affiliates disclaim any and all liability relating to this information.

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction.  Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances.  HSBC Securities (USA), Inc. is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature.  Actual results are difficult to predict and may depend upon events outside the issuer’s or counterparty’s control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis.  Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and HSBC Securities does not purport that any such assumptions will reflect actual future events.  Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein.  Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.

This New Issue Term Sheet and Computational Materials does not contain all information that is required to be included in the offering memorandum. Investors are urged to read the offering memorandum because it contains important information.

Please be advised that asset-backed securities may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk.  Investors should fully consider the risk of an investment in these securities.

The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction (“tax treatment”) and any fact that may be relevant to understanding the tax treatment of the transaction described herein (“tax structure”) and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure.

The offer or sale of securities or transactions may be restricted by law.  Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof.  Unless noted herein, neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Certificates, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required.  Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction.  HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information. HSBC Securities, its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Additional information is available upon request.

Mortgage Pass-Through Certificates, Series 2005-NC2

$15,410,000 (Approximate, Subject to +/- 10% Variance)

HSI Asset Securitization Corporation Trust 2005-NC2

Issuer

HSI Asset Securitization Corporation

Depositor

Alt-A First Lien Residential Mortgage Loans

Transaction Highlights

Classes	Principal Balance ($)(1)	Avg Life to Call / Mty(2)(3)	Payment Window to Call / Mty (Months)(2)(3)	Description	Expected Ratings (S&P/ Moody’s/ Fitch)	Total Credit Enhancement (4)	Benchmark
I-A			Not Offered Hereby			21.20%	1 Mo. LIBOR
II-A-1			Not Offered Hereby			21.20%	1 Mo. LIBOR
II-A-2			Not Offered Hereby			21.20%	1 Mo. LIBOR
II-A-3			Not Offered Hereby			21.20%	1 Mo. LIBOR
II-A-4			Not Offered Hereby			21.20%	1 Mo. LIBOR
M-1			Not Offered Hereby			17.55%	1 Mo. LIBOR
M-2			Not Offered Hereby			14.25%	1 Mo. LIBOR
M-3			Not Offered Hereby			11.95%	1 Mo. LIBOR
M-4			Not Offered Hereby			10.30%	1 Mo. LIBOR
M-5			Not Offered Hereby			8.70%	1 Mo. LIBOR
M-6			Not Offered Hereby			7.30%	1 Mo. LIBOR
M-7			Not Offered Hereby			5.90%	1 Mo. LIBOR
M-8			Not Offered Hereby			4.80%	1 Mo. LIBOR
M-9			Not Offered Hereby			4.05%	1 Mo. LIBOR
M-10	3,502,000	3.99 / 4.13	38 - 67 / 38 - 80 Mezzanine Floater		[BBB- / Ba1 / BB+]	3.30%	1 Mo. LIBOR
M-11	4,436,000	3.97 / 4.02	37 - 67 / 37 - 75 Mezzanine Floater		[BBB- / Ba2 / BB]	2.35%	1 Mo. LIBOR
M-12	7,472,000	3.60 / 3.60	37 - 65 / 37- 65 Mezzanine Fixed		[BB+ / NR / NR]	0.75%	Swaps
X			Not Offered Hereby

Notes:

(1) Bond sizes subject to a variance of plus or minus 10%.

(2) Certificates are priced to the 10% optional redemption, as described herein.

(3) Based on the pricing prepayment speed, as described herein.

(4) Includes initial overcollateralization of 0.75%.

Issuer:				HSI Asset Securitization Corporation Trust 2005-NC2.
Depositor:				HSI Asset Securitization Corporation.
Seller:				HSBC Bank USA, N.A.
Lead Underwriter:				HSBC Securities (USA) Inc.
Originator:				New Century Mortgage Corporation.
Master Servicer and Securities				Wells Fargo Bank, N.A.
Administrator:
Servicer:				JPMorgan Chase Bank, N.A.
Trustee and Custodian:				Deutsche Bank National Trust Company.
Cut-off Date:				September 1, 2005.
Expected Pricing Date:				The week of September 26, 2005.
Closing Date:				On or about October 11, 2005.
Distribution Date:				The 25th day of each month (or if such 25th day is not a business day, the next succeeding business day) commencing in October 2005.
Final Scheduled Distribution Date:				August 25, 2035
Certificates:				Approximately $368,003,000 senior floating-rate Certificates (the Class I-A, Class II-A-1,
Class II-A-2, Class II-A-3 and Class II-A-4 Certificates, collectively the “Class A
Certificates”) and approximately $95,499,000 mezzanine Certificates (the Class M-1, Class M
2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M
10, Class M-11, and Class M-12 Certificates, collectively the “Class M Certificates”). The
Class M-10, Class M-11 and Class M-12 Certificates are referred to herein as the “Offered
Certificates”. The Class A Certificates and the Class M-1, Class M-2, Class M-3, Class M-4,
Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates, collectively the
“Non-Offered Certificates”, are not being offered hereby.
The “Group I Certificates” will consist of the Class I-A Certificates and the “Group II
Certificates” will consist of the Class II-A-1, Class II-A-2, Class II-A-3 and Class II-A-4
Certificates. The “Sequential Certificates” will consist of the Class II-A-1, Class II-A-2, Class
II-A-3 and Class II-A-4 Certificates. The “Floating Rate Offered Certificates” will consist of the Class M-10 and M-11 Certificates.
Offering Memorandum:				The Offered Certificates are being offered pursuant to an offering memorandum (the “Offering
Memorandum”). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Offering Memorandum. Sales of the Offered
Certificates may not be consummated unless the purchaser has received the Offering
Memorandum.
PLEASE SEE “RISK FACTORS” IN THE OFFERING MEMORANDUM FOR A
DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN
CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.
Mortgage Loans:

The aggregate principal balance of the Mortgage Loans as of the Cut-off Date is approximately $467,009,250. All of the Mortgage Loans consist of adjustable-rate, interest-only, Alt-A mortgage loans secured by first liens on one- to four-family residential properties.

Group I Mortgage Loans:

The aggregate principal balance of the Group I Mortgage Loans as of the Cut-off Date is approximately $237,145,805.  The Group I Mortgage Loans have interest rates that have an initial fixed rate period of either two or three years after origination and thereafter adjust semiannually based on six-month LIBOR.  All of the Group I Mortgage Loans have principal balances at origination that conform to Freddie Mac loan limits applicable to first lien one- to four-family residential properties.

Group II Mortgage Loans:

The aggregate principal balance of the Group II Mortgage Loans as of the Cut-off Date is approximately $229,863,445.  The Group II Mortgage Loans have interest rates that have an initial fixed rate period of either two, three or five years after origination and thereafter adjust semi-annually based on six month LIBOR.

Mortgage Loan Group:				Group I Mortgage Loans or Group II Mortgage Loans.
Record Date:				The business day immediately preceding each Distribution Date.
Delay Days:				0 (zero) days on all Certificates (excluding the Class M-12 Certificates).
Due Period:

The Due Period with respect to any Distribution Date commences on the second day of the month immediately preceding the month in which such Distribution Date occurs and ends on the first day of the month in which such Distribution Date occurs.

Interest Accrual Period:

Interest with respect to the Offered Certificates (excluding the Class M-12 Certificates) and Non-Offered Certificates will initially accrue from the Closing Date to, but excluding, the first Distribution Date. Thereafter, interest will accrue from the prior Distribution Date to, but excluding, the then current Distribution Date.  With respect to the Offered Certificates (excluding the Class M-12 Certificates) and Non-Offered Certificates, interest will accrue during the related Interest Accrual Period on the basis of a 360-day year and the actual number of days elapsed. The Offered Certificates (excluding the Class M-12 Certificates) and Non-Offered Certificates will settle flat (no accrued interest).

The interest accrual period with respect to the Class M-12 Certificates will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).  The price to be paid for the Class M-12 Certificates by investors will include accrued interest from the Cut-off Date up to, but not including, the Closing Date.

Prepayment Period:

The Prepayment Period applicable to both full or partial prepayments on the mortgage loans with respect to any Distribution Date is the 16th of the calendar month immediately preceding the month in which the Distribution Date occurs through the 15th of the calendar month of the related Distribution Date.

2/28 Pricing Prepayment Speed:

The Pricing Prepayment Speed for the 2/28 Mortgage Loans assumes 2% CPR in month 1, building linearly to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR from month 23 to 27, and 35% CPR in month 28 and thereafter.

3/27 Pricing Prepayment Speed:

The Pricing Prepayment Speed for the 3/27 and 5/25 Mortgage Loans assumes 2% CPR in month 1, building linearly to 30% CPR in month 12, remaining at 30% CPR until month 30, 50% CPR from month 31 to 37, and 35% CPR in month 38 and thereafter.

Tax Treatment:				REMIC.
ERISA Eligible:				The Offered Certificates are not expected to be ERISA eligible.
Legal Investment:				The Offered Certificates are not expected to constitute “mortgage related securities” for the purposes of the Secondary Mortgage Market Enhancement Act of 1984 (“SMMEA”).
Form of Registration:				Book-entry form through DTC, Clearstream and Euroclear.
Minimum Denominations:				$25,000 and integral multiples of $1 in excess thereof.
Optional Redemption:

At its option, the Servicer may purchase all of the Mortgage Loans (and properties acquired on behalf of the Issuer) when the principal balance of the Mortgage Loans remaining in the trust, as of the last day of the related Due Period, have been reduced to less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Expense Fees:

The “Servicing Fee”, calculated at the “Servicing Fee Rate” of [0.500]% per annum, and the “Trustee Fee” calculated at the “Trustee Fee Rate” of [0.015]% per annum. Expense Fees will be paid monthly on the stated principal balance of the Mortgage Loans.

Expense Adjusted Mortgage Rate:				The applicable mortgage rate on each Mortgage Loan as of the first day of the related Due Period minus the Expense Fees.

Principal & Interest Advances:

The Servicer is required to advance delinquent payments of principal and interest on the Mortgage Loans to the extent such amounts are deemed recoverable. The Servicer is entitled to be reimbursed for such advances, and therefore these advances are not a form of credit enhancement.

Servicing Advances:

The Servicer will pay all out-of-pocket costs related to its obligations, including, but not limited to: (i) expenses in connection with a foreclosed Mortgage Loan prior to the liquidation of such loan, (ii) the costs of any judicial proceedings, including foreclosures and (iii) the cost of managing and liquidating property acquired in relation to the Mortgage Loans, as long as it deems the costs to be recoverable. The Servicer is entitled to be reimbursed for these advances, and therefore these advances are not a form of credit enhancement.

Compensating Interest:

The Servicer is required to pay Compensating Interest up to the amount of the Servicing Fee to cover prepayment interest shortfalls (“Prepayment Interest Shortfalls”) due to partial and/or full prepayments on the Mortgage Loans. The Master Servicer is not responsible for Compensating Interest payments if the Servicer fails to make such payments.

Credit Enhancement:				1. Excess spread;
2. Overcollateralization; and
3. Subordination
Overcollateralization Amount:

The Overcollateralization Amount with respect to any Distribution Date is the excess, if any, of (i) the aggregate principal balance of the Mortgage Loans over (ii) the sum of the aggregate principal balance of the certificates after taking into account the payments of principal to be made on such Distribution Date. The initial Overcollateralization Amount will be equal to approximately 0.75% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Overcollateralization Target

With respect to any Distribution Date, (i) prior to the Stepdown Date, an amount equal to approximately 0.75% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, (ii) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (x) 1.50% of the then current aggregate outstanding principal balance of the Mortgage Loans as of the last day of the related Due Period and (y) approximately $2,335,046 or (iii) on or after the Stepdown Date and if a Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding Distribution Date.

Amount:

Stepdown Date:

The earlier of (i) the first Distribution Date on which the aggregate principal balance of the Class A Certificates has been reduced to zero and (ii) the later to occur of (x) the Distribution Date occurring in October 2008 and (y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans, but prior to any payment of the Group I Principal Payment Amount and the Group II Principal Payment Amount to the holders of the Certificates then entitled to payments of principal on such Distribution Date) is greater than or equal to approximately 42.40%.

Credit Enhancement Percentage:

The Credit Enhancement Percentage for any class of Offered Certificates and Non-Offered Certificates for any Distribution Date is the percentage obtained by dividing (x) the aggregate principal balance of the class or classes subordinate thereto and the Overcollateralization Amount by (y) the aggregate principal balance of the Mortgage Loans, calculated after taking into account payments of principal on the Mortgage Loans and payment of the Group I Principal Payment Amount and the Group II Principal Payment Amount to the holders of the Certificates then entitled to payments of principal on such Distribution Date

Target Credit Enhancement Percentage
			Initial	On and After Stepdown Date
Class
		A	21.20%	42.40%
		M-1	17.55%	35.10%
		M-2	14.25%	28.50%
		M-3	11.95%	23.90%
		M-4	10.30%	20.60%
		M-5	8.70%	17.40%
		M-6	7.30%	14.60%
		M-7	5.90%	11.80%
		M-8	4.80%	9.60%
		M-9	4.05%	8.10%
		M-10	3.30%	6.60%
		M-11	2.35%	4.70%
		M-12	0.75%	1.50%
Trigger Event:

A Trigger Event will have occurred with respect to any Distribution Date on or after the Stepdown Date if (x) the Rolling Three Month De immediately preceding calendar month exceeds [40.00%] of the Credit Enhanced Percentage for the Class A Certificates, or if (y) the aggregate amount of realized lo incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate principal balance of the Mortgage Loans as of applicable percentages set forth below with respect to such Distribution Date:

	Distribution Date			Loss Percentage
	October 2007 through September 2008			[1.35%] for the first month, plus an additional 1/12th of [1.65%] for each month thereafter
	October 2008 through September 2009			[3.00%] for the first month, plus an additional 1/12th of [1.75%] for each month thereafter
	October 2009 through September 2010			[4.75%] for the first month, plus an additional 1/12th of [0.50%] for each month thereafter
	October 2010 through September 2011			[5.25%] for the first month, plus an additional 1/12th of [0.50%] for each month thereafter
	October 2011 and thereafter			[5.75%]
Delinquency Rate:

For any calendar month, a fraction, expressed as a percentage, the numerator of which is the aggregate principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures, loans subject to bankruptcy proceedings, and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate principal balance of the Mortgage Loans as of the close of business on the last day of such

Rolling Three Month Delinquency Rate:

With respect to any Distribution Date, the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding calendar months.

Realized Losses:

Generally, any realized losses on the Mortgage Loans will be absorbed first, by the excess spread, second, by the Overcollateralization Amount, and third, by the Class M Certificates in reverse numerical order.

Interest Payment Priority:	On each Distribution Date, the interest collected will be paid in the following order of priority:
(i)

from the interest collected on the Group I Mortgage Loans, to the holders of the Group I Certificates, the Senior Interest Payment Amount allocable to such Certificates; from the interest collected on the Group II Mortgage Loans, to the holders of each class of Group II Certificates, on a pro rata basis based on the entitlement of each such class, the Senior Interest Payment Amount allocable to such Certificates. Any interest collected and remaining after the payment of the above will be available to pay any Senior Interest Payment Amount to the unrelated group; and

	(ii)	from the combined remaining interest collected, sequentially in ascending numerical order, to the holders of the Class M Certificates.
Principal Payment Priority:

On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Group I Principal Payment Amount and the Group II Principal Payment Amount shall be paid as follows:

(i)

the Group I Principal Payment Amount to the holders of the Group I Certificates, until the principal balances thereof have been reduced to zero and then to the holders of the Group II Certificates after taking into account the payment of the Group II Principal Payment Amount described in (ii) below;

(ii)

the Group II Principal Payment Amount to the holders of the Group II Certificates sequentially, until the principal balances thereof have been reduced to zero and then to the holders of the Group I Certificates after taking into account the payment of the Group I Principal Payment Amount described in (i) above; and

(iii)

sequentially in ascending numerical order, to the holders of the Class M Certificates, any Group I and Group II Principal Payment Amount remaining after the payment of (i) and (ii) above until the principal balances thereof have been reduced to zero.

Principal Payment Priority

On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group I Principal Payment Amount and the Group II Principal Payment

Amount shall be paid as follows:

(continued):

(i)

concurrently, pro rata to the holders of the Group I Certificates, the Group I Senior  Principal Payment Amount; and to the holders of the Group II Certificates, the Group  II Senior Principal Payment Amount, until the principal balances thereof have been  reduced to zero;

(ii)

concurrently, pro rata to the holders of the Group I Certificates, any remaining Group II Senior Principal Payment Amount and to the holders of the Group II Certificates any remaining Group I Senior Principal Payment Amount; and

	(iii)			sequentially in ascending numerical order, to the holders of the Class M Certificates, the Class M Principal Payment Amount, until the principal balance of each such class has been reduced to zero.
Net Monthly Excess Cashflow	With respect to any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:
Payments:
(i)

to the holders of the class or classes of Certificates then entitled to receive payments in respect of principal, in an amount equal to the Overcollateralization increase amount, payable as part of the Principal Payment Amount;

(ii)

sequentially in ascending numerical order, to the holders of the Class M Certificates:

a) in an amount equal to the Interest Carry Forward Amount allocable to such

Certificates; b) in an amount equal to the previously allocated Realized Loss Amounts; and

	(iii)			to the holders of the Offered Certificates and Non-Offered Certificates any Basis Risk Carryover Amounts for such classes.
(iv)

to the holders of any Offered Certificates and Non-Offered Certificates any unpaid Basis Risk Carryover Amounts from the related interest rate cap agreements pro rata based on any Basis Risk Carryover Amounts remaining unpaid.

Available Funds Cap:	The Available Funds Cap for any Distribution Date is:
(i)

with respect to the holders of the Class A Certificates, a rate per annum (adjusted for the actual number of days in the related Interest Accrual Period) equal to the weighted average of the Expense Adjusted Mortgage Rates of the Mortgage Loans in the related Mortgage Loan Group; and

(ii)

with respect to the holders of the Class M Certificates, a rate per annum (adjusted for the actual number of days in the related Interest Accrual Period other than the Class M-12 Certificates) equal to the weighted average (weighted on the basis of the results of subtracting from the aggregate principal balance of each Mortgage Loan Group, the current aggregate principal balance of the related Class A Certificates) of (a) the weighted average of the Expense Adjusted Mortgage Rates of the Group I Mortgage Loans, and (b) the weighted average of the Expense Adjusted Mortgage Rates of the Group II Mortgage Loans.

Interest Rate:	The Interest Rate on any Distribution Date for each class of Offered Certificates will equal the lesser of:
	(a)			One-Month LIBOR plus related margin; and
	(b)			The related Available Funds Cap.
Interest Carry Forward Amount:

For each class of Offered Certificates and Non-Offered Certificates and on any Distribution Date, the sum of (i) the excess of (A) the accrued interest for such class with respect to the prior Distribution Dates (excluding any Basis Risk Carryover Amount with respect to such class), plus any unpaid Interest Carry Forward Amount from the prior Distribution Dates, over (B) the amount actually paid to such class with respect to interest on such prior Distribution Date and (ii) interest on such excess at the Interest Rate for such class.

Interest Payment Amount:

The Interest Payment Amount for the Offered Certificates and Non-Offered Certificates of any class on any Distribution Date is equal to interest accrued at the Interest Rate for that class during the related Interest Accrual Period on the principal balance of that class immediately prior to the Distribution Date.

Senior Interest Payment Amount:

The Senior Interest Payment Amount for any Distribution Date is equal to the Interest Payment Amount for such Distribution Date for the related Class A Certificates and the Interest Carry Forward Amount, if any, for that Distribution Date for the related Class A Certificates.

Basis Risk Carryover Amount:

For any Distribution Date, if the Interest Rate for a class of Offered Certificates and Non-Offered Certificates is based on the related Available Funds Cap, the excess of (i) the amount of interest such class would have accrued for such Distribution Date had the applicable Interest Rate not been subject to the Available Funds Cap, over (ii) the amount of interest such class of Certificates accrued for such Distribution Date based on the Available Funds Cap, together with the unpaid portion of any such amounts from the prior Distribution Dates (and accrued interest thereon at the then applicable Interest Rate, without giving effect to the Available Funds Cap).

The ratings on each class of Certificates do not address the likelihood of the payment of any Basis Risk Carryover Amount.

Basis Risk Shortfall:

Because each Mortgage Loan has a mortgage rate that is adjustable and all of the Mortgage Loans will adjust based on six-month LIBOR after an initial period of two or three years following the date of origination, and the Interest Rates on the Offered Certificates and Non-Offered Certificates are based on one-month LIBOR, the application of the Available Funds Cap could result in shortfalls of interest otherwise payable on those Certificates in certain periods. This may also occur if six-month LIBOR and one-month LIBOR rise quickly since the Mortgage Loan adjustments are constrained by certain interim caps. If basis risk interest shortfalls occur, they will be carried forward and will be paid from Net Monthly Excess Cashflow on a subordinated basis on the same Distribution Date or in any subsequent period. To mitigate the effect of such basis risk shortfalls, the Offered Certificates and Non-Offered Certificates will benefit from four interest rate caps pledged to the Issuer. The notional schedules for the interest rate caps are available herein.

Step-up Coupon:

If the Optional Redemption is not exercised on the first Distribution Date on which it could have been exercised, the margins on each of the Class A Certificates will increase to 2.0 times their related initial margin and the margins on each of the Class M Certificates (other than the Class M-12 Certificates) will increase to 1.5 times their related initial margins.

If the Optional Redemption is not exercised on the first Distribution Date on which it could have been exercised, the Class M-12 Certificates’ interest rate will increase by 50 basis
Principal Payment Amount:

The Principal Payment Amount for any Distribution Date and for any Mortgage Loan Group will be the sum of (i) the principal portion of all scheduled monthly payments on the related Mortgage Loans due during the related Due Period, whether or not received on or prior to the related Determination Date; (ii) the principal portion of all proceeds received in respect of the repurchase of a related Mortgage Loan (or, in the case of a substitution, certain amounts representing a principal adjustment) during the related Prepayment Period; (iii) the principal portion of all other unscheduled collections, including insurance proceeds, liquidation proceeds and all full and partial principal prepayments, received during the related Prepayment Period, to the extent applied as recoveries of principal on the related Mortgage Loans, and (iv) such Mortgage Loan Group’s allocation of a percentage of the amount of any Overcollateralization increase amount for such Distribution Date MINUS a percentage of the amount of any Overcollateralization reduction amount for such Distribution Date, each allocated between each Mortgage Loan Group based on the amount of principal received from each Mortgage Loan Group.

Senior Principal Payment Amount:

The Senior Principal Payment Amount for any Mortgage Loan Group is an amount equal to the lesser of (1) the Principal Payment Amount for such Mortgage Loan Group and (2) the excess of (x) the aggregate principal balance of the related certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 100% MINUS 2 times the related class Target Credit Enhancement Percentage (or “Optimal Principal Payment Amount Percentage”) and (ii) the aggregate principal balance of the related Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the related Mortgage Loans as of the last day of the related Due Period over 0.50% of the aggregate principal balance of the related Mortgage Loans as of the Cut-off Date.

Class M Principal Payment Amount:

The lesser of (1) any Group I and Group II Principal Payment Amount remaining and (2) the excess of (x) the aggregate principal balance of all Certificates senior to the related class and the principal balance of the related certificates immediately prior to such Distribution Date less the amount paid to classes senior to the related class for such Distribution Date over (y) the lesser of (A) the product of (i) 100% MINUS 2 times the related class Target Credit Enhancement Percentage (or “Optimal Principal Payment Amount Percentage”) and (ii) the aggregate principal balance of the related Mortgage Loans as of the last day of the Due Period and (B) the excess, if any, of the aggregate principal balance of the related Mortgage Loans as of the last day of the Due Period over 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Optimal Principal Payment Amount Percentage
Class	Percentage
A	57.60%
M-1	64.90%
M-2	71.50%
M-3	76.10%
M-4	79.40%
M-5	82.60%
M-6	85.40%
M-7	88.20%
M-8	90.40%
M-9	91.90%
M-10	93.40%
M-11	95.30%
M-12	98.50%

Sensitivity Analysis

(To Call)

	PPC	50%	75%	100%	125%	150%
M-10	WAL Payment Window	7.73 46 - 140	5.12 37 - 92	3.99 38 - 67	3.48 39 - 51	2.75 31 - 40
M-11	WAL Payment Window	7.72 46 - 140	5.12 37 - 92	3.97 37 - 67	3.44 38 - 51	2.74 31 - 40
M-12	WAL Payment Window	6.98 46 - 137	4.63 37 - 90	3.60 37 - 65	3.19 37 - 50	2.55 30 - 39

Sensitivity Analysis

(To Maturity)

	PPC	50%	75%	100%	125%	150%
M-10	WAL Payment Window	8.03 46 - 167	5.33 37 - 111	4.13 38 - 80	3.59 39 - 61	2.83 31 - 48
M-11	WAL Payment Window	7.83 46 - 156	5.20 37 - 103	4.02 37 - 75	3.48 38 - 57	2.77 31 - 44
M-12	WAL Payment Window	6.98 46 - 137	4.63 37 - 90	3.60 37 - 65	3.19 37 - 50	2.55 30 - 39

Effective Maximum Interest Rate Table for the Group I Certificates

Period	Scenario (1) (%)	Scenario (2) (%)	Scenario (3) (%)	Period	Scenario (1) (%)	Scenario (2) (%)	Scenario (3) (%)
1	NA	NA	N/A	35	8.63	9.93	12.00
2	5.95	5.95	N/A	36	8.63	9.93	12.00
3	6.15	6.15	N/A	37	8.92	10.26	12.00
4	5.95	5.95	N/A	38	8.64	9.96	12.00
5	5.95	5.95	N/A	39	8.95	10.43	12.00
6	6.59	6.59	N/A	40	8.75	10.85	12.00
7	5.95	5.95	N/A	41	8.81	11.38	12.00
8	6.15	6.15	N/A	42	9.75	12.60	12.60
9	5.95	5.95	N/A	43	8.81	11.38	12.00
10	6.15	6.15	N/A	44	9.10	11.78	12.00
11	5.95	5.95	N/A	45	8.82	11.50	12.00
12	5.95	5.95	N/A	46	9.12	12.44	12.44
13	6.15	6.15	N/A	47	8.83	12.42	12.42
14	5.95	5.95	N/A	48	8.83	12.42	12.42
15	6.15	6.15	N/A	49	9.13	12.83	12.83
16	5.95	5.95	N/A	50	8.83	12.42	12.42
17	5.95	5.95	N/A	51	9.13	12.86	12.86
18	6.59	6.59	N/A	52	8.83	12.54	12.54
19	5.95	5.95	N/A	53	8.83	12.60	12.60
20	6.17	6.17	N/A	54	9.78	13.95	13.95
21	6.07	6.07	N/A	55	8.83	12.60	12.60
22	6.96	6.96	N/A	56	9.13	13.03	13.03
23	7.20	7.20	N/A	57	8.83	12.62	12.62
24	7.20	7.20	N/A	58	9.13	13.11	13.11
25	7.43	7.43	N/A	59	8.83	12.73	12.73
26	7.21	7.21	N/A	60	8.83	12.73	12.73
27	7.55	7.56	N/A	61	9.13	13.15	13.15
28	7.93	7.97	12.00	62	8.83	12.73	12.73
29	8.36	8.43	12.00	63	9.13	13.15	13.15
30	8.94	9.02	12.00	64	8.83	12.73	12.73
31	8.37	8.45	12.00	65	8.83	12.73	12.73
32	8.67	8.77	12.00	66	9.78	14.09	14.09
33	8.43	8.62	12.00	67	8.83	12.73	12.73
34	8.84	9.70	12.00

1.

Assumes one-month LIBOR remains constant at 3.85%, six-month LIBOR remains constant at 4.00% and the cashflows are run to the Optional Redemption at the pricing speed.

2.

Assumes one-month LIBOR and six-month LIBOR increase instantaneously to 20.00% and the cashflows are run to the Optional Redemption at the pricing speed.

3.

Assumes one-month LIBOR and six-month LIBOR increase instantaneously to 20.00%, the cashflows are run to the Optional Redemption at the pricing speed and all payments on the Interest Rate Caps are received as scheduled and applied. A denotation of N/A indicates that the interest rate instrument does not have a ceiling for months 1 through 27.

Effective Maximum Interest Rate Table for the Group II Certificates

Period	Scenario (1) (%)	Scenario (2) (%)	Scenario (3) (%)	Period	Scenario (1) (%)	Scenario (2) (%)	Scenario (3) (%)
1	NA	NA	NA	35	8.77	10.18	12.00
2	6.04	6.04	NA	36	8.77	10.18	11.99
3	6.24	6.24	NA	37	9.06	10.52	12.00
4	6.04	6.04	NA	38	8.77	10.19	12.00
5	6.04	6.04	NA	39	9.07	10.62	12.00
6	6.69	6.69	NA	40	8.83	11.03	12.01
7	6.04	6.04	NA	41	8.87	11.63	12.00
8	6.24	6.24	NA	42	9.82	12.88	12.88
9	6.04	6.04	NA	43	8.87	11.63	12.00
10	6.24	6.24	NA	44	9.17	12.03	12.03
11	6.04	6.04	NA	45	8.87	11.70	12.01
12	6.04	6.04	NA	46	9.18	12.62	12.62
13	6.24	6.24	NA	47	8.88	12.63	12.63
14	6.04	6.04	NA	48	8.88	12.63	12.63
15	6.24	6.24	NA	49	9.18	13.05	13.05
16	6.04	6.04	NA	50	8.88	12.63	12.63
17	6.04	6.04	NA	51	9.18	13.06	13.06
18	6.69	6.69	NA	52	8.88	12.69	12.69
19	6.04	6.04	NA	53	8.88	12.74	12.74
20	6.25	6.25	NA	54	9.84	14.10	14.10
21	6.13	6.13	NA	55	8.89	12.74	12.74
22	7.04	7.05	NA	56	9.18	13.16	13.16
23	7.38	7.38	NA	57	8.89	12.74	12.74
24	7.37	7.38	NA	58	9.18	13.21	13.21
25	7.62	7.62	NA	59	8.89	12.81	12.81
26	7.37	7.38	NA	60	8.89	12.81	12.81
27	7.70	7.71	NA	61	9.19	13.24	13.24
28	8.07	8.15	12.00	62	8.89	12.81	12.81
29	8.57	8.70	12.00	63	9.19	13.24	13.24
30	9.16	9.31	12.00	64	8.89	12.81	12.81
31	8.58	8.71	12.00	65	8.89	12.81	12.81
32	8.87	9.02	12.01	66	9.84	14.18	14.18
33	8.61	8.82	12.00	67	8.89	12.81	12.81
34	9.00	9.89	12.00

1.

Assumes one-month LIBOR remains constant at 3.85%, six-month LIBOR remains constant at 4.00% and the cashflows are run to the Optional Redemption at the pricing speed.

2.

Assumes one-month LIBOR and six-month LIBOR increase instantaneously to 20.00% and the cashflows are run to the Optional Redemption at the pricing speed.

3.

Assumes one-month LIBOR and six-month LIBOR increase instantaneously to 20.00%, the cashflows are run to the Optional Redemption at the pricing speed and all payments on the Interest Rate Caps are received as scheduled and applied. A denotation of N/A indicates that the interest rate instrument does not have a ceiling for months 1 through 27.

Effective Maximum Interest Rate Table for the Floating Rate Class M Certificates

Period	Scenario (1) (%)	Scenario (2) (%)	Scenario (3) (%)	Period	Scenario (1) (%)	Scenario (2) (%)	Scenario (3) (%)
1	NA	NA	NA	35	8.70	10.05	11.99
2	5.99	5.99	NA	36	8.70	10.06	12.00
3	6.19	6.19	NA	37	8.99	10.39	12.00
4	5.99	5.99	NA	38	8.70	10.07	12.00
5	5.99	5.99	NA	39	9.01	10.52	12.00
6	6.64	6.64	NA	40	8.79	10.94	12.00
7	5.99	5.99	NA	41	8.84	11.51	12.00
8	6.19	6.19	NA	42	9.79	12.74	12.74
9	5.99	5.99	NA	43	8.84	11.51	12.01
10	6.19	6.19	NA	44	9.14	11.90	11.99
11	5.99	5.99	NA	45	8.84	11.60	12.00
12	5.99	5.99	NA	46	9.15	12.53	12.53
13	6.19	6.19	NA	47	8.86	12.52	12.52
14	5.99	5.99	NA	48	8.86	12.52	12.52
15	6.19	6.19	NA	49	9.15	12.94	12.94
16	5.99	5.99	NA	50	8.86	12.53	12.53
17	5.99	5.99	NA	51	9.15	12.96	12.96
18	6.64	6.64	NA	52	8.86	12.62	12.62
19	6.00	6.00	NA	53	8.86	12.67	12.67
20	6.21	6.21	NA	54	9.81	14.03	14.03
21	6.10	6.10	NA	55	8.86	12.67	12.67
22	7.00	7.00	NA	56	9.15	13.09	13.09
23	7.29	7.29	NA	57	8.86	12.68	12.68
24	7.28	7.29	NA	58	9.15	13.16	13.16
25	7.52	7.53	NA	59	8.86	12.77	12.77
26	7.29	7.29	NA	60	8.86	12.77	12.77
27	7.62	7.63	NA	61	9.15	13.19	13.19
28	8.00	8.06	12.00	62	8.86	12.77	12.77
29	8.46	8.57	12.00	63	9.15	13.19	13.19
30	9.05	9.16	11.99	64	8.86	12.77	12.77
31	8.47	8.58	12.00	65	8.86	12.77	12.77
32	8.77	8.89	12.00	66	9.81	14.14	14.14
33	8.52	8.72	12.00	67	8.86	12.77	12.77
34	8.92	9.80	12.00

1.

Assumes one-month LIBOR remains constant at 3.85%, six-month LIBOR remains constant at 4.00% and the cashflows are run to the Optional Redemption at the pricing speed.

2.

Assumes one-month LIBOR and six-month LIBOR increase instantaneously to 20.00% and the cashflows are run to the Optional Redemption at the pricing speed.

3.

Assumes one-month LIBOR and six-month LIBOR increase instantaneously to 20.00%, the cashflows are run to the Optional Redemption at the pricing speed and all payments on the Interest Rate Caps are received as scheduled and applied (excluding the Class M-12 Certificates).  A denotation of N/A indicates that the interest rate instrument does not have a ceiling for months 1 through 27.

Interest Rate Cap Schedules

			Aggregate Interest Rate Cap Schedule			Group I Certificates Interest Rate Cap Schedule
Period	Accrual Start	Accrual End	Cap Notional ($)	Cap Strike (%)	Cap Ceiling (%)	Cap Notional ($)	Cap Strike (%)	Cap Ceiling (%)
1	10/25/2005	11/25/2005	0.00	4.10	N/A
2	11/25/2005	12/25/2005	453,363,509.17	4.10	N/A	0.00	0.00	0.00
3	12/25/2005	1/25/2006	449,955,738.17	4.10	N/A	0.00	0.00	0.00
4	1/25/2006	2/25/2006	445,812,674.68	4.10	N/A	0.00	0.00	0.00
5	2/25/2006	3/25/2006	440,939,142.08	4.10	N/A	0.00	0.00	0.00
6	3/25/2006	4/25/2006	435,343,563.04	4.10	N/A	0.00	0.00	0.00
7	4/25/2006	5/25/2006	429,038,016.76	4.10	N/A	0.00	0.00	0.00
8	5/25/2006	6/25/2006	422,039,174.90	4.10	N/A	0.00	0.00	0.00
9	6/25/2006	7/25/2006	414,376,628.42	4.10	N/A	0.00	0.00	0.00
10	7/25/2006	8/25/2006	406,131,666.81	4.10	N/A	0.00	0.00	0.00
11	8/25/2006	9/25/2006	397,716,181.70	4.10	N/A	0.00	0.00	0.00
12	9/25/2006	10/25/2006	389,423,391.14	4.10	N/A	0.00	0.00	0.00
13	10/25/2006	11/25/2006	381,258,110.88	4.10	N/A	0.00	0.00	0.00
14	11/25/2006	12/25/2006	373,207,901.48	4.10	N/A	0.00	0.00	0.00
15	12/25/2006	1/25/2007	365,331,097.38	4.10	N/A	0.00	0.00	0.00
16	1/25/2007	2/25/2007	357,610,730.70	4.10	N/A	0.00	0.00	0.00
17	2/25/2007	3/25/2007	349,926,232.16	4.10	N/A	0.00	0.00	0.00
18	3/25/2007	4/25/2007	341,638,225.80	4.10	N/A	0.00	0.00	0.00
19	4/25/2007	5/25/2007	328,270,784.44	4.10	N/A	0.00	0.00	0.00
20	5/25/2007	6/25/2007	311,640,614.17	4.10	N/A	0.00	0.00	0.00
21	6/25/2007	7/25/2007	295,318,733.35	4.10	N/A	0.00	0.00	0.00
22	7/25/2007	8/25/2007	275,768,078.23	4.10	N/A	0.00	0.00	0.00
23	8/25/2007	9/25/2007	255,916,967.99	4.10	N/A	0.00	0.00	0.00
24	9/25/2007	10/25/2007	243,547,703.51	4.10	N/A	0.00	0.00	0.00
25	10/25/2007	11/25/2007	235,883,000.75	4.10	N/A	0.00	0.00	0.00
26	11/25/2007	12/25/2007	228,459,477.64	4.10	N/A	0.00	0.00	0.00
27	12/25/2007	1/25/2008	221,449,551.99	4.10	N/A	0.00	0.00	0.00
28	1/25/2008	2/25/2008	0.00	0.00	0.00	52,356,828.97	7.71	11.74
29	2/25/2008	3/25/2008	-	-	-	48,508,221.40	8.17	11.74
30	3/25/2008	4/25/2008	-	-	-	44,683,670.96	8.76	11.74
31	4/25/2008	5/25/2008	-	-	-	41,011,842.14	8.19	11.74
32	5/25/2008	6/25/2008	-	-	-	37,486,382.92	8.51	11.74
33	6/25/2008	7/25/2008	-	-	-	34,101,252.90	8.36	11.74
34	7/25/2008	8/25/2008	-	-	-	30,858,685.51	9.44	11.74
35	8/25/2008	9/25/2008	-	-	-	27,778,672.84	9.67	11.74
36	9/25/2008	10/25/2008	-	-	-	24,921,964.07	9.67	11.74
37	10/25/2008	11/25/2008	-	-	-	22,237,750.61	10.00	11.74
38	11/25/2008	12/25/2008	-	-	-	22,237,750.61	9.70	11.74
39	12/25/2008	1/25/2009	-	-	-	22,237,750.61	10.17	11.74
40	1/25/2009	2/25/2009	-	-	-	22,237,750.61	10.59	11.74
41	2/25/2009	3/25/2009	-	-	-	22,237,750.61	11.12	11.74
42	3/25/2009	4/25/2009	-	-	-	22,237,750.61	12.34	11.74
43	4/25/2009	5/25/2009	-	-	-	22,237,750.61	11.12	11.74
44	5/25/2009	6/25/2009	-	-	-	22,237,750.61	11.52	11.74
45	6/25/2009	7/25/2009	-	-	-	22,237,750.61	11.24	11.74
46	7/25/2009	8/25/2009	-	-	-	0.00	0.00	0.00

The Accrual Period for the Interest Rate Caps starts and includes the Accrual Start date and ends on but excludes the Accrual End date. All dates are subject to the modified business day convention. One-month LIBOR is observed two days prior to the start of each Accrual Period and payments will be determined using the Act/360 day-count convention.

The Distribution Date for the Interest Rate Caps is two business days prior to the end of each accrual period.

Interest Rate Cap Schedules (Cont.)

			Aggregate Interest Rate Cap Schedule			Group I Certificates Interest Rate Cap Schedule
Period	Accrual Start	Accrual End	Cap Notional ($)	Cap Strike (%)	Cap Ceiling (%)	Cap Notional ($)	Cap Strike (%)	Cap Ceiling (%)
1	10/25/2005	11/25/2005	0.00	0.00	0.00	0.00	0.00	0.00
2	11/25/2005	12/25/2005	0.00	0.00	0.00	0.00	0.00	0.00
3	12/25/2005	1/25/2006	0.00	0.00	0.00	0.00	0.00	0.00
4	1/25/2006	2/25/2006	0.00	0.00	0.00	0.00	0.00	0.00
5	2/25/2006	3/25/2006	0.00	0.00	0.00	0.00	0.00	0.00
6	3/25/2006	4/25/2006	0.00	0.00	0.00	0.00	0.00	0.00
7	4/25/2006	5/25/2006	0.00	0.00	0.00	0.00	0.00	0.00
8	5/25/2006	6/25/2006	0.00	0.00	0.00	0.00	0.00	0.00
9	6/25/2006	7/25/2006	0.00	0.00	0.00	0.00	0.00	0.00
10	7/25/2006	8/25/2006	0.00	0.00	0.00	0.00	0.00	0.00
11	8/25/2006	9/25/2006	0.00	0.00	0.00	0.00	0.00	0.00
12	9/25/2006	10/25/2006	0.00	0.00	0.00	0.00	0.00	0.00
13	10/25/2006	11/25/2006	0.00	0.00	0.00	0.00	0.00	0.00
14	11/25/2006	12/25/2006	0.00	0.00	0.00	0.00	0.00	0.00
15	12/25/2006	1/25/2007	0.00	0.00	0.00	0.00	0.00	0.00
16	1/25/2007	2/25/2007	0.00	0.00	0.00	0.00	0.00	0.00
17	2/25/2007	3/25/2007	0.00	0.00	0.00	0.00	0.00	0.00
18	3/25/2007	4/25/2007	0.00	0.00	0.00	0.00	0.00	0.00
19	4/25/2007	5/25/2007	0.00	0.00	0.00	0.00	0.00	0.00
20	5/25/2007	6/25/2007	0.00	0.00	0.00	0.00	0.00	0.00
21	6/25/2007	7/25/2007	0.00	0.00	0.00	0.00	0.00	0.00
22	7/25/2007	8/25/2007	0.00	0.00	0.00	0.00	0.00	0.00
23	8/25/2007	9/25/2007	0.00	0.00	0.00	0.00	0.00	0.00
24	9/25/2007	10/25/2007	0.00	0.00	0.00	0.00	0.00	0.00
25	10/25/2007	11/25/2007	0.00	0.00	0.00	0.00	0.00	0.00
26	11/25/2007	12/25/2007	0.00	0.00	0.00	0.00	0.00	0.00
27	12/25/2007	1/25/2008	0.00	0.00	0.00	0.00	0.00	0.00
28	1/25/2008	2/25/2008	50,150,332.48	7.86	11.71	88,027,000.00	7.24	11.18
29	2/25/2008	3/25/2008	46,529,040.13	8.41	11.71	88,027,000.00	7.75	11.18
30	3/25/2008	4/25/2008	42,959,678.11	9.01	11.70	88,027,000.00	8.35	11.18
31	4/25/2008	5/25/2008	39,526,664.26	8.41	11.70	88,027,000.00	7.76	11.18
32	5/25/2008	6/25/2008	36,224,646.63	8.71	11.70	88,027,000.00	8.07	11.18
33	6/25/2008	7/25/2008	33,051,043.42	8.51	11.69	88,027,000.00	7.90	11.18
34	7/25/2008	8/25/2008	29,998,770.19	9.58	11.69	88,027,000.00	8.98	11.18
35	8/25/2008	9/25/2008	27,071,227.42	9.86	11.68	88,027,000.00	9.24	11.18
36	9/25/2008	10/25/2008	24,318,479.00	9.86	11.67	88,027,000.00	9.24	11.18
37	10/25/2008	11/25/2008	21,712,038.15	10.19	11.67	88,027,000.00	9.57	11.18
38	11/25/2008	12/25/2008	21,712,038.15	9.86	11.67	87,420,259.73	9.26	11.19
39	12/25/2008	1/25/2009	21,712,038.15	10.29	11.67	82,730,854.81	9.77	11.25
40	1/25/2009	2/25/2009	21,712,038.15	10.69	11.67	78,209,484.55	10.22	11.28
41	2/25/2009	3/25/2009	21,712,038.15	11.30	11.67	73,856,159.63	10.80	11.29
42	3/25/2009	4/25/2009	21,712,038.15	12.54	11.67	69,662,308.64	12.03	11.30
43	4/25/2009	5/25/2009	21,712,038.15	11.30	11.67	65,617,348.53	10.80	11.30
44	5/25/2009	6/25/2009	21,712,038.15	11.69	11.67	61,716,007.44	11.20	11.29
45	6/25/2009	7/25/2009	21,712,038.15	11.36	11.67	57,953,272.28	10.89	11.29
46	7/25/2009	8/25/2009	0.00	0.00	0.00	0.00	0.00	0.00

The Accrual Period for the Interest Rate Caps starts and includes the Accrual Start date and ends on but excludes the Accrual End date. All dates are subject to the modified business day convention. One-month LIBOR is observed two days prior to the start of each Accrual Period and payments will be determined using the Act/360 day-count convention.

The Distribution Date for the Interest Rate Caps is two business days prior to the end of each accrual period.

BREAKEVEN LOSSES

	Static LIBOR		Forward LIBOR
Class	CDR	Cum. Loss	CDR	Cum. Loss
M-10	8.62	7.96%	8.00	7.46%
M-11	7.51	7.06%	6.92	6.57%
M-12	5.91	5.70%	5.53	5.36%

100% Prepayment

Speed

40% Severity

Triggers Failing

to Maturity

Breakeven loss represents CDR which results in first dollar of principal loss

The Mortgage Loans (All Collateral)

Collateral Summary
Statistics for the Mortgage Loans listed below are based on the Cut-off Date scheduled balances.
Aggregate Principal Balance:	$467,009,250

Number of Mortgage Loans:	1,721

Average Principal Balance:	$271,359

Weighted Average Current Mortgage Rate:	6.709%

Weighted Average Net Mortgage Rate:	6.194%

Weighted Average Credit Score:	665

Weighted Average Original LTV:	80.86%

Weighted Average Current LTV	80.85%

Weigthed Average Current Combined LTV	91.30%

Weighted Average Stated Remaining Term:	357 months

Weighted Average Stated Original Term:	360 months

Weighted Average Months to Roll:	22 months

Weighted Average Margin:	5.670%

Weighted Average Initial Rate Cap:	1.501%

Weighted Average Periodic Rate Cap:	1.500%

Weighted Average Maximum Rate:	13.709%

Weighted Average Minimum Rate:	6.708%

The Mortgage Loans (All Collateral)

DISTRIBUTION BY PRODUCT TYPE
Product Type	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
2/28 ARM 2 Year Interest Only	1,362	378,429,717	81.03	277,849	6.715	80.89	91.36	666	41.37
2/28 ARM 5 Year Interest Only	171	41,830,374	8.96	244,622	6.898	79.70	91.17	655	41.05
3/27 ARM 3 Year Interest Only	83	23,651,525	5.06	284,958	6.419	81.23	89.73	665	41.71
3/27 ARM 5 Year Interest Only	104	22,747,235	4.87	218,723	6.564	81.84	92.09	666	40.84
5/25 ARM 5 Year Interest Only	1	350,400	0.08	350,400	5.800	80.00	100.00	599	50.80
Total	1,721	467,009,250	100.00%	271,359	6.709	80.85	91.30	665	41.34

DISTRIBUTION BY GROSS MORTGAGE RATE
Range of Gross Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
4.500 – 4.999	1	312,000	0.07	312,000	4.990	80.00	80.00	644	45.84
5.000 – 5.499	29	9,458,283	2.03	326,148	5.319	76.44	83.75	675	39.31
5.500 – 5.999	247	76,267,872	16.33	308,777	5.792	77.84	88.18	668	41.10
6.000 – 6.499	324	94,697,811	20.28	292,277	6.251	79.81	90.02	665	41.56
6.500 – 6.999	551	152,992,019	32.76	277,662	6.747	81.20	92.49	666	41.12
7.000 – 7.499	270	63,213,425	13.54	234,124	7.236	82.66	93.55	662	41.83
7.500 – 7.999	190	46,160,840	9.88	242,952	7.720	83.05	92.59	663	41.53
8.000 – 8.499	63	15,030,066	3.22	238,572	8.207	85.76	94.60	670	42.55
8.500 – 8.999	34	6,767,120	1.45	199,033	8.660	84.05	93.22	646	41.57
9.000 – 9.499	10	1,808,289	0.39	180,829	9.158	82.36	85.30	619	35.12
9.500 – 9.999	2	301,525	0.06	150,763	9.547	91.57	91.57	610	38.53
Total:	1,721	467,009,250	100.00%	271,359	6.709	80.85	91.30	665	41.34
Weighted Average Current Rate (%)	6.709
Minimum Current Rate (%)	4.990
Maximum Current Rate (%)	9.650
Standard Deviation (%)	0.755

The Mortgage Loans (All Collateral)

DISTRIBUTION BY CUT-OFF DATE PRINCIPAL BALANCE
Range of Cut-off Date Principal Balances ($)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.01 – 50,000.00	1	31,512	0.01	31,512	7.350	10.96	10.96	634	30.16
50,000.01 – 100,000.00	95	8,229,963	1.76	86,631	7.279	80.28	93.24	649	38.38
100,000.01 – 150,000.00	269	33,842,608	7.25	125,809	6.984	78.94	92.13	653	39.93
150,000.01 – 200,000.00	253	44,608,537	9.55	176,318	6.880	79.78	91.11	655	40.59
200,000.01 – 250,000.00	242	54,899,929	11.76	226,859	6.816	78.89	89.08	656	40.55
250,000.01 – 300,000.00	232	63,865,034	13.68	275,280	6.655	80.56	91.78	663	40.92
300,000.01 – 350,000.00	187	60,479,406	12.95	323,419	6.603	80.33	90.35	664	42.08
350,000.01 – 400,000.00	160	59,901,164	12.83	374,382	6.633	82.12	92.55	676	42.06
400,000.01 – 450,000.00	96	40,794,967	8.74	424,948	6.629	82.71	93.18	675	43.02
450,000.01 – 500,000.00	89	42,379,125	9.07	476,170	6.687	82.83	91.71	669	41.57
500,000.01 – 550,000.00	41	21,421,372	4.59	522,472	6.420	82.28	93.22	668	42.69
550,000.01 – 600,000.00	29	16,892,965	3.62	582,516	6.484	80.82	91.93	678	39.71
600,000.01 – 650,000.00	7	4,457,126	0.95	636,732	6.747	83.93	88.98	660	46.79
650,000.01 – 700,000.00	8	5,409,289	1.16	676,161	6.640	80.00	92.52	688	43.59
700,000.01 – 750,000.00	5	3,702,991	0.79	740,598	7.001	82.86	82.86	676	37.85
750,000.01 – 800,000.00	1	775,824	0.17	775,824	6.250	79.98	79.98	662	47.65
800,000.01 >=	6	5,317,437	1.14	886,240	6.782	79.94	79.94	666	37.27
Total:	1,721	467,009,250	100.00%	271,359	6.709	80.85	91.30	665	41.34
Average Current Balance ($)	271,359
Minimum Current Balance ($)	31,512
Maximum Current Balance ($)	977,500
Standard Deviation ($)	135,585

The Mortgage Loans (All Collateral)

DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE
Range of Original Principal Balances ($)	Number of Mortgage Loans	Aggregate Original Principal Balance ($)	% of Mortgage Pool by Aggregate Original Principal Balance	Avg. Original Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
50,000.01 – 100,000.00	96	8,261,475	1.77	86,057	7.279	80.02	92.92	649	38.35
100,000.01 – 150,000.00	268	33,692,721	7.21	125,719	6.987	78.94	92.10	652	39.95
150,000.01 – 200,000.00	254	44,758,424	9.58	176,214	6.878	79.78	91.14	655	40.58
200,000.01 – 250,000.00	242	54,899,929	11.76	226,859	6.816	78.89	89.08	656	40.55
250,000.01 – 300,000.00	232	63,865,034	13.68	275,280	6.655	80.56	91.78	663	40.92
300,000.01 – 350,000.00	187	60,479,406	12.95	323,419	6.603	80.33	90.35	664	42.08
350,000.01 – 400,000.00	160	59,901,164	12.83	374,382	6.633	82.12	92.55	676	42.06
400,000.01 – 450,000.00	96	40,794,967	8.74	424,948	6.629	82.71	93.18	675	43.02
450,000.01 – 500,000.00	89	42,379,125	9.07	476,170	6.687	82.83	91.71	669	41.57
500,000.01 – 550,000.00	41	21,421,372	4.59	522,472	6.420	82.28	93.22	668	42.69
550,000.01 – 600,000.00	29	16,892,965	3.62	582,516	6.484	80.82	91.93	678	39.71
600,000.01 – 650,000.00	7	4,457,126	0.95	636,732	6.747	83.93	88.98	660	46.79
650,000.01 – 700,000.00	8	5,409,289	1.16	676,161	6.640	80.00	92.52	688	43.59
700,000.01 – 750,000.00	5	3,702,991	0.79	740,598	7.001	82.86	82.86	676	37.85
750,000.01 – 800,000.00	1	775,824	0.17	775,824	6.250	79.98	79.98	662	47.65
800,000.01 >=	6	5,317,437	1.14	886,240	6.782	79.94	79.94	666	37.27
Total:	1,721	467,009,250	100.00%	271,359	6.709	80.85	91.30	665	41.34
Average Orig Balance ($)	271,407
Minimum Orig Balance ($)	59,850
Maximum Orig Balance ($)	977,500
Standard Deviation Orig Balance ($)	135,559

The Mortgage Loans (All Collateral)

DISTRIBUTION BY CREDIT GRADE
Credit Grade	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
AA	1,584	431,761,648	92.45	272,577	6.700	81.10	92.27	668	41.45
A+	98	25,766,951	5.52	262,928	6.766	78.27	80.52	635	40.04
A	11	2,883,746	0.62	262,159	7.048	86.30	87.27	664	42.24
A-	28	6,596,906	1.41	235,604	6.923	72.01	72.01	620	38.57
Total:	1,721	467,009,250	100.00%	271,359	6.709	80.85	91.30	665	41.34

DISTRIBUTION BY REMAINING TERM TO MATURITY
Credit Grade	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
349 – 360	1,721	467,009,250	100.00	271,359	6.709	80.85	91.30	665	41.34
Total:	1,721	467,009,250	100.00%	271,359	6.709	80.85	91.30	665	41.34
Weighted Average Remaining Term	357
Minimum Remaining Term	354
Maximum Remaining Term	358
Standard Deviation Remaining Term	1

DISTRIBUTION BY ORIGINAL TERM TO MATURITY
Stated Original Term (months)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
360	1,721	467,009,250	100.00	271,359	6.709	80.85	91.30	665	41.34
Total:	1,721	467,009,250	100.00%	271,359	6.709	80.85	91.30	665	41.34
Weighted Average Original Term	360
Minimum Original Term	360
Maximum Original Term	360
Standard Deviation Original Term	0

The Mortgage Loans (All Collateral)

DISTRIBUTION BY CURRENT LTV
Range of Current LTV Ratios (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
<= 30.00	3	281,512	0.06	93,837	7.172	23.26	23.26	670	28.86
30.01 – 35.00	4	677,799	0.15	169,450	5.958	32.82	32.82	627	41.25
35.01 – 40.00	4	580,951	0.12	145,238	6.057	37.83	37.83	665	39.97
40.01 – 45.00	10	2,485,284	0.53	248,528	6.325	43.41	43.41	642	37.85
45.01 – 50.00	12	2,913,398	0.62	242,783	6.306	47.88	47.88	627	37.05
50.01 – 55.00	6	1,235,000	0.26	205,833	6.423	52.85	52.85	623	37.94
55.01 – 60.00	14	3,403,626	0.73	243,116	6.250	57.58	57.58	645	39.08
60.01 – 65.00	33	7,759,806	1.66	235,146	6.281	63.09	63.09	642	37.72
65.01 – 70.00	57	15,094,867	3.23	264,822	6.366	68.82	69.61	634	39.10
70.01 – 75.00	62	17,930,363	3.84	289,199	6.311	73.82	74.18	640	37.71
75.01 – 80.00	1,050	275,244,711	58.94	262,138	6.679	79.88	97.15	672	42.11
80.01 – 85.00	158	47,050,725	10.07	297,789	6.673	84.37	86.58	654	40.61
85.01 – 90.00	223	66,330,563	14.20	297,446	6.979	89.42	89.46	663	41.03
90.01 – 95.00	85	26,020,647	5.57	306,125	7.187	94.72	94.72	670	41.53
Total:	1,721	467,009,250	100.00%	271,359	6.709	80.85	91.30	665	41.34
Weighted Average LTV (%)	80.85
Minimum LTV (%)	10.96
Maximum LTV (%)	95.00
Standard Deviation LTV (%)	8.59

DISTRIBUTION BY CURRENT COMBINED LTV
Range of Current LTV Ratios (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
<= 30.00	3	281,512	0.06	93,837	7.172	23.26	23.26	670	28.86
30.01 – 35.00	4	677,799	0.15	169,450	5.958	32.82	32.82	627	41.25
35.01 – 40.00	4	580,951	0.12	145,238	6.057	37.83	37.83	665	39.97
40.01 – 45.00	10	2,485,284	0.53	248,528	6.325	43.41	43.41	642	37.85
45.01 – 50.00	12	2,913,398	0.62	242,783	6.306	47.88	47.88	627	37.05
50.01 – 55.00	6	1,235,000	0.26	205,833	6.423	52.85	52.85	623	37.94
55.01 – 60.00	14	3,403,626	0.73	243,116	6.250	57.58	57.58	645	39.08
60.01 – 65.00	33	7,759,806	1.66	235,146	6.281	63.09	63.09	642	37.72
65.01 – 70.00	56	14,858,267	3.18	265,326	6.317	68.77	68.77	636	38.60
70.01 – 75.00	57	17,344,563	3.71	304,291	6.309	73.80	73.80	638	37.75
75.01 – 80.00	123	36,520,291	7.82	296,913	6.579	79.23	79.23	658	39.46
80.01 – 85.00	135	40,246,125	8.62	298,119	6.666	84.32	84.32	648	40.02
85.01 – 90.00	220	66,330,124	14.20	301,501	6.972	89.23	89.42	663	41.12
90.01 – 95.00	103	30,339,407	6.50	294,557	7.072	92.75	94.70	670	42.02
95.01 – 100.00	941	242,033,097	51.83	257,208	6.704	80.10	99.97	675	42.51
Total:	1,721	467,009,250	100.00%	271,359	6.709	80.85	91.30	665	41.34
Weighted Average CLTV (%)	91.30
Minimum CLTV (%)	10.96
Maximum CLTV (%)	100.00
Standard Deviation CLTV (%)	12.83

The Mortgage Loans (All Collateral)

DISTRIBUTION BY GROSS MARGIN
			% of
Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1.000 – 1.249	1	280,000	0.06	280,000	5.700	80.00	80.00	668	11.33
2.500 – 2.749	2	286,800	0.06	143,400	5.604	72.38	80.25	680	32.09
3.000 – 3.249	1	427,400	0.09	427,400	6.500	89.98	89.98	634	43.73
3.250 – 3.499	2	434,939	0.09	217,470	7.383	77.36	77.36	623	31.76
3.750 – 3.999	1	84,520	0.02	84,520	8.500	80.00	100.00	643	49.34
4.000 – 4.249	2	771,695	0.17	385,847	6.060	77.06	83.74	656	44.04
5.000 – 5.249	17	4,719,692	1.01	277,629	6.509	79.43	88.92	645	40.62
5.250 – 5.499	7	1,774,520	0.38	253,503	6.498	72.14	74.48	626	44.26
5.500 – 5.749	849	213,819,692	45.78	251,849	6.462	81.74	91.69	657	41.47
5.750 – 5.999	799	234,523,230	50.22	293,521	6.928	80.42	91.75	674	41.35
6.000 – 6.249	27	6,448,049	1.38	238,817	7.164	75.74	80.79	641	40.72
6.250 – 6.499	10	2,664,114	0.57	266,411	6.608	69.69	69.69	635	35.73
6.500 – 6.749	1	260,000	0.06	260,000	6.990	74.29	74.29	631	35.87
6.750 – 6.999	1	129,600	0.03	129,600	7.600	80.00	100.00	617	39.61
7.250 – 7.499	1	385,000	0.08	385,000	7.400	86.91	86.91	614	41.81
Total:	1,721	467,009,250	100.00%	271,359	6.709	80.85	91.30	665	41.34
Weighted Average Margin (%)	5.670
Minimum Margin (%)	1.000
Maximum Margin (%)	7.250
Standard Deviation Margin
(%)	0.259

The Mortgage Loans (All Collateral)

DISTRIBUTION BY MINIMUM MORTGAGE RATE
Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Balance	Avg. Cut-off Date principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
4.500 – 4.999	1	312,000	0.07	312,000	4.990	80.00	80.00	644	45.84
5.000 – 5.499	29	9,458,283	2.03	326,148	5.319	76.44	83.75	675	39.31
5.500 – 5.999	247	76,267,872	16.33	308,777	5.792	77.84	88.18	668	41.10
6.000 – 6.499	323	94,441,811	20.22	292,390	6.251	79.81	89.99	665	41.54
6.500 – 6.999	554	153,885,418	32.95	277,772	6.747	81.20	92.46	666	41.12
7.000 – 7.499	268	62,636,826	13.41	233,719	7.239	82.67	93.67	662	41.93
7.500 – 7.999	190	46,100,040	9.87	242,632	7.719	83.06	92.59	663	41.46
8.000 – 8.499	63	15,030,066	3.22	238,572	8.207	85.76	94.60	670	42.55
8.500 – 8.999	35	6,856,220	1.47	195,892	8.664	84.13	93.18	645	41.60
9.000 – 9.499	9	1,719,189	0.37	191,021	9.166	81.96	85.05	621	34.64
9.500 – 9.999	2	301,525	0.06	150,763	9.547	91.57	91.57	610	38.53
Total:	1,721	467,009,250	100.00%	271,359	6.709	80.85	91.30	665	41.34
Weighted Average Minimum Rate	6.708
Minimum Minimum Rate (%)	4.990
Maximum Minimum Rate (%)	9.650
Standard Deviation (%)	0.754

DISTRIBUTION BY MAXIMUM MORTGAGE RATE
Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Balance	Avg. Cut-off Date principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
11.500 – 11.999	1	312,000	0.07	312,000	4.990	80.00	80.00	644	45.84
12.000 – 12.499	29	9,458,283	2.03	326,148	5.319	76.44	83.75	675	39.31
12.500 – 12.999	247	76,267,872	16.33	308,777	5.792	77.84	88.18	668	41.10
13.000 – 13.499	323	94,441,811	20.22	292,390	6.251	79.81	89.99	665	41.54
13.500 >=	1,121	286,529,284	61.35	255,602	7.151	82.14	92.83	664	41.40
Total:	1,721	467,009,250	100.00%	271,359	6.709	80.85	91.30	665	41.34
Weighted Average Maximum Rate	13.709
Minimum Maximum Rate (%)	11.990
Maximum Maximum Rate (%)	16.650
Standard Deviation (%)	0.755

The Mortgage Loans (All Collateral)

DISTRIBUTION BY INITIAL PERIODIC CAP
			% of
Initial Periodic Cap (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1.495	3	1,047,000	0.22	349,000	7.027	84.28	95.13	615	45.95
1.498	1	470,000	0.10	470,000	8.090	92.16	92.16	714	42.22
1.500	1,716	465,145,504	99.60	271,064	6.705	80.82	91.29	665	41.32
3.000	1	346,747	0.07	346,747	8.300	95.00	95.00	630	49.59
Total:	1,721	467,009,250	100.00%	271,359	6.709	80.85	91.30	665	41.34
Weighted Average Initial Cap
(%)	1.501
Minimum Initial Cap (%)	1.495
Maximum Initial Cap (%)	3.000

DISTRIBUTION BY SUBSEQUENT PERIODIC CAP
			% of
Subsequent Periodic Cap (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1.000	1	346,747	0.07	346,747	8.300	95.00	95.00	630	49.59
1.500	1,720	466,662,504	99.93	271,315	6.707	80.84	91.30	665	41.33
Total:	1,721	467,009,250	100.00%	271,359	6.709	80.85	91.30	665	41.34
Weighted Average Periodic Cap
(%)	1.500
Minimum Periodic Cap (%)	1.000
Maximum Periodic Cap (%)	1.500

The Mortgage Loans (All Collateral)

DISTRIBUTION BY NEXT RATE ADJUSTMENT DATE
		% of
Next Rate Adjustment Dates Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($))	Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
March 2007 1	346,747	0.07	346,747	8.300	95.00	95.00	630	49.59
April 2007 17	4,733,035	1.01	278,414	6.878	84.06	90.46	637	43.92
May 2007 103	31,625,211	6.77	307,041	6.535	80.06	87.75	660	39.17
June 2007 789	221,413,325	47.41	280,625	6.707	81.11	91.49	666	41.75
July 2007 623	162,141,772	34.72	260,260	6.800	80.33	91.86	666	41.10
April 2008 5	1,123,566	0.24	224,713	6.425	85.55	89.85	641	43.18
May 2008 24	5,145,011	1.10	214,375	6.115	79.68	87.62	652	37.58
June 2008 92	23,696,587	5.07	257,572	6.584	82.03	90.81	664	41.89
July 2008 66	16,433,596	3.52	248,994	6.476	81.11	92.11	673	41.44
March 2010 1	350,400	0.08	350,400	5.800	80.00	100.00	599	50.80
Total: 1,721	467,009,250	100.00%	271,359	6.709	80.85	91.30	665	41.34
Weighted Average Next Rate Adjustment Date	August 2007
Minimum Next Rate Adjustment	March 2007
Maximum Next Rate Adjustment	March 2010

The Mortgage Loans (All Collateral)

DISTRIBUTION BY STATE
Geographic Distribution of Mortgaged Properties	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
California	817	279,851,314	59.92	342,535	6.540	80.52	90.62	668	41.62
Florida	147	30,183,641	6.46	205,331	7.069	81.74	91.64	660	40.55
Arizona	97	17,966,408	3.85	185,221	6.817	81.66	91.27	650	39.55
Nevada	70	15,082,579	3.23	215,465	6.941	80.69	92.73	663	40.11
New York	42	13,883,425	2.97	330,558	6.673	82.43	93.31	684	42.18
Illinois	48	10,066,150	2.16	209,711	6.909	84.32	95.12	673	43.41
New Jersey	35	9,494,830	2.03	271,281	7.058	81.43	88.18	673	42.69
Colorado	48	8,862,018	1.90	184,625	6.844	81.80	92.76	660	39.47
Hawaii	25	8,678,865	1.86	347,155	6.546	81.72	89.74	670	38.71
Washington	46	8,072,288	1.73	175,485	6.702	80.42	93.22	654	39.86
Maryland	31	7,995,162	1.71	257,908	6.773	79.84	88.03	665	40.31
Virginia	27	7,828,940	1.68	289,961	7.224	77.13	88.61	650	42.40
Massachusetts	27	6,351,632	1.36	235,246	6.866	78.26	91.98	676	44.08
Texas	27	4,553,689	0.98	168,655	6.788	79.28	97.56	670	38.86
Minnesota	25	4,393,690	0.94	175,748	7.023	82.07	95.36	642	41.98
Other	209	33,744,619	7.23	161,458	7.274	81.88	94.40	651	41.13
Total:	1,721	467,009,250	100.00%	271,359	6.709	80.85	91.30	665	41.34

DISTRIBUTION BY OCCUPANCY TYPE
	Occupancy	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Primary		1,721	467,009,250	100.00	271,359	6.709	80.85	91.30	665	41.34
Total:		1,721	467,009,250	100.00%	271,359	6.709	80.85	91.30	665	41.34

The Mortgage Loans (All Collateral)

DISTRIBUTION BY PROPERTY TYPE
			% of
Property Type	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Single Family Residence	1,189	327,614,865	70.15	275,538	6.682	80.34	90.71	665	41.16
Planned Unit Development	272	72,195,214	15.46	265,424	6.781	81.85	92.52	660	41.11
Condo	187	44,261,373	9.48	236,692	6.694	82.09	93.91	669	42.04
2-4 Family	73	22,937,798	4.91	314,216	6.895	82.65	90.93	678	43.19
Total:	1,721	467,009,250	100.00%	271,359	6.709	80.85	91.30	665	41.34

DISTRIBUTION BY LOAN PURPOSE
			% of
Loan Purpose	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Purchase	1,015	275,419,388	58.98	271,349	6.778	81.47	97.25	676	42.05
Refinance – Cashout	551	155,382,808	33.27	282,001	6.621	79.65	80.26	648	39.75
Refinance – Rate Term	155	36,207,054	7.75	233,594	6.555	81.30	93.47	654	42.74
Total:	1,721	467,009,250	100.00%	271,359	6.709	80.85	91.30	665	41.34

DISTRIBUTION BY DOCUMENTATION TYPE
			% of
Documentation Type	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Full Documentation	898	223,543,603	47.87	248,935	6.408	81.26	90.82	654	41.47
Stated Documentation	798	235,536,229	50.44	295,158	7.003	80.42	91.76	676	41.29
Limited Documentation	25	7,929,418	1.70	317,177	6.438	81.97	91.39	645	38.83
Total:	1,721	467,009,250	100.00%	271,359	6.709	80.85	91.30	665	41.34

DISTRIBUTION BY DEBT-TO-INCOME RATIO
			% of
Debt-to-Income Ratio	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
<= 30.00	170	40,500,577	8.67	238,239	6.708	79.24	85.63	657	24.01
30.01 – 35.00	165	40,089,545	8.58	242,967	6.665	78.97	87.13	663	32.52
35.01 – 40.00	297	80,774,553	17.30	271,968	6.654	80.13	90.40	665	37.59
40.01 – 45.00	447	121,490,307	26.01	271,790	6.745	81.47	92.33	666	42.65
45.01 – 50.00	628	180,546,229	38.66	287,494	6.723	81.48	93.18	667	47.76
50.01 – 55.00	14	3,608,040	0.77	257,717	6.488	83.35	93.28	644	52.17
Total:	1,721	467,009,250	100.00%	271,359	6.709	80.85	91.30	665	41.34
Weighted Average DTI	41.34
Minimum DTI	8.52
Maximum DTI	54.77
Standard Deviation DTI	7.71

The Mortgage Loans (All Collateral)

DISTRIBUTION BY CREDIT SCORE
Range of Credit Scores	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
550 – 574	3	450,699	0.10	150,233	6.814	72.66	73.39	558	40.65
575 – 599	43	8,547,616	1.83	198,782	6.981	78.46	86.71	589	41.69
600 – 624	308	72,357,834	15.49	234,928	6.791	78.68	84.73	613	39.75
625 – 649	417	108,790,195	23.30	260,888	6.768	80.63	89.93	638	41.11
650 – 674	370	102,118,684	21.87	275,996	6.678	81.24	92.00	663	41.87
675 – 699	283	81,107,968	17.37	286,601	6.645	81.56	94.41	687	42.40
700 – 724	154	51,823,810	11.10	336,518	6.511	81.40	94.53	710	41.27
725 – 749	76	22,874,119	4.90	300,975	6.837	83.01	94.31	736	41.93
750 – 774	40	11,792,911	2.53	294,823	6.784	83.63	97.01	759	40.55
775 – 799	22	5,686,957	1.22	258,498	6.854	79.72	97.35	783	40.18
800 +	5	1,458,456	0.31	291,691	6.060	82.93	99.02	806	42.74
Total:	1,721	467,009,250	100.00%	271,359	6.709	80.85	91.30	665	41.34
Weighted Average FICO	665
Minimum FICO	552
Maximum FICO	811
Standard Deviation FICO	42

DISTRIBUTION BY PREPAYMENT PENALTY TERM
Prepayment Penalty Term (months)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0	291	76,961,574	16.48	264,473	7.207	81.59	92.82	678	42.02
12	44	12,371,276	2.65	281,165	7.241	81.68	91.85	657	40.84
24	1,237	340,476,585	72.91	275,244	6.602	80.56	90.96	663	41.26
36	149	37,199,815	7.97	249,663	6.478	81.75	91.08	662	40.76
Total:	1,721	467,009,250	100.00%	271,359	6.709	80.85	91.30	665	41.34

DISTRIBUTION BY LIEN TYPE
	Lien Position	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1st Lien		1,721	467,009,250	100.00	271,359	6.709	80.85	91.30	665	41.34
Total:		1,721	467,009,250	100.00%	271,359	6.709	80.85	91.30	665	41.34

The Group I Mortgage Loans

Collateral Summary
Statistics for the Mortgage Loans listed below are based on the Cut-off Date scheduled balances.
Aggregate Principal Balance:	$237,145,805

Number of Mortgage Loans:	997

Average Principal Balance:	$237,859

Weighted Average Current Mortgage Rate:	6.662%

Weighted Average Net Mortgage Rate:	6.147%

Weighted Average Credit Score:	652

Weighted Average Original LTV:	80.18%

Weighted Average Current LTV	80.17%

Weighted Average Current Combined LTV	85.46%
Weighted Average Stated Remaining Term:	357 months

Weighted Average Stated Original Term:	360 months

Weighted Average Months to Roll:	23 months

Weighted Average Margin:	5.640%

Weighted Average Initial Rate Cap:	1.500%

Weighted Average Periodic Rate Cap:	1.500%

Weighted Average Maximum Rate:	13.663%

Weighted Average Minimum Rate:	6.662%

The Group I Mortgage Loans

DISTRIBUTION BY PRODUCT TYPE
Product Type	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
2/28 ARM 2 Year Interest Only	765	186,327,407	78.57	243,565	6.669	80.16	85.22	651	40.87
2/28 ARM 5 Year Interest Only	103	20,648,659	8.71	200,472	6.871	79.02	84.58	648	40.69
3/27 ARM 3 Year Interest Only	59	16,226,031	6.84	275,017	6.361	80.72	86.25	663	41.07
3/27 ARM 5 Year Interest Only	70	13,943,708	5.88	199,196	6.616	81.38	89.11	658	40.30
Total:	997	237,145,805	100.00%	237,859	6.662	80.17	85.46	652	40.84

DISTRIBUTION BY GROSS MORTGAGE RATE
			% of
			Mortgage
			Pool by		Weighted		Weighted
		Aggregate	Aggregate		Average	Weighted	Average
Range of Gross Mortgage	Number of	Cut-off Date	Cut-off Date	Avg. Cut-off	Gross	Average	Current	Weighted	Weighted
Rates (%)	Mortgage	Principal Balance	Principal	Date Principal	Interest	Current	Combined	Average	Average
	Loans	($)	Balance	Balance ($)	Rate (%)	LTV (%)	LTV (%)	FICO Score	Debt Ratio
4.500 – 4.999	1	312,000	0.13	312,000	4.990	80.00	80.00	644	45.84
5.000 – 5.499	17	4,999,179	2.11	294,069	5.281	72.66	74.46	661	35.91
5.500 – 5.999	146	41,655,104	17.57	285,309	5.786	75.67	80.17	657	40.66
6.000 – 6.499	199	53,680,192	22.64	269,750	6.232	78.89	84.31	654	41.03
6.500 – 6.999	303	71,501,435	30.15	235,978	6.750	81.14	86.55	651	40.58
7.000 – 7.499	157	30,454,766	12.84	193,979	7.229	82.94	89.74	649	41.82
7.500 – 7.999	116	25,108,527	10.59	216,453	7.697	83.55	88.48	647	41.39
8.000 – 8.499	30	5,235,530	2.21	174,518	8.214	87.85	93.37	654	41.50
8.500 – 8.999	19	2,504,018	1.06	131,790	8.690	84.10	91.96	642	41.83
9.000 – 9.499	8	1,600,529	0.67	200,066	9.136	82.69	83.39	616	34.83
9.500 – 9.999	1	94,525	0.04	94,525	9.650	95.00	95.00	619	15.70
Total:	997	237,145,805	100.00%	237,859	6.662	80.17	85.46	652	40.84
Weighted Average Current Rate	6.662
Minimum Current Rate (%)	4.990
Maximum Current Rate (%)	9.650
Standard Deviation (%)	0.764

The Group I Mortgage Loans

DISTRIBUTION BY CUT-OFF DATE PRINCIPAL BALANCE
		% of
Range of Cut-off Date Principal Balances ($) Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.01 – 50,000.00 1	31,512	0.01	31,512	7.350	10.96	10.96	634	30.16
50,000.01 – 100,000.00 83	7,196,843	3.03	86,709	7.291	80.31	92.35	648	38.90
100,000.01 – 150,000.00 221	27,695,311	11.68	125,318	6.929	78.63	90.56	649	40.75
150,000.01 – 200,000.00 169	29,700,474	12.52	175,742	6.810	79.52	87.55	653	41.25
200,000.01 – 250,000.00 148	33,414,368	14.09	225,773	6.777	77.86	82.85	650	40.66
250,000.01 – 300,000.00 117	32,210,992	13.58	275,308	6.558	80.54	85.39	651	40.20
300,000.01 – 350,000.00 83	26,606,564	11.22	320,561	6.510	78.82	81.33	646	41.44
350,000.01 – 400,000.00 60	22,443,990	9.46	374,067	6.590	83.08	84.61	658	41.31
400,000.01 – 450,000.00 37	15,770,503	6.65	426,230	6.492	83.19	87.40	663	42.43
450,000.01 – 500,000.00 41	19,642,119	8.28	479,076	6.579	83.88	85.31	654	39.50
500,000.01 – 550,000.00 18	9,465,575	3.99	525,865	6.253	81.06	87.13	655	43.11
550,000.01 – 600,000.00 7	4,187,789	1.77	598,256	6.078	75.16	80.85	644	36.20
600,000.01 – 650,000.00 4	2,550,200	1.08	637,550	6.815	83.17	83.17	637	47.04
650,000.01 – 700,000.00 2	1,343,750	0.57	671,875	6.211	80.06	80.06	664	42.26
700,000.01 – 750,000.00 2	1,492,491	0.63	746,245	7.757	82.11	82.11	667	38.80
750,000.01 - 800,000.00 1	775,824	0.33	775,824	6.250	79.98	79.98	662	47.65
800,000.01 >= 3	2,617,500	1.10	872,500	6.045	72.79	72.79	654	34.52
Total: 997	237,145,805	100.00%	237,859	6.662	80.17	85.46	652	40.84
Average Current Balance ($)	237,859
Minimum Current Balance ($)	31,512
Maximum Current Balance ($)	977,500
Standard Deviation Current Balance ($)	129,135

DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE
			% of
			Mortgage
			Pool by		Weighted		Weighted
		Aggregate	Aggregate		Average	Weighted	Average
		Original	Original	Avg. Original	Gross	Average	Current	Weighted	Weighted
Range of Original Principal	Number of	Principal Balance	Principal	Principal	Interest	Current	Combined	Average	Average
Balances ($)	Mortgage Loans	($)	Balance	Balance ($)	Rate (%)	LTV (%)	LTV (%)	FICO Score	Debt Ratio
50,000.01 - 100,000.00	84	7,228,355	3.05	86,052	7.292	80.01	92.00	648	38.86
100,000.01 - 150,000.00	220	27,545,424	11.62	125,206	6.933	78.62	90.51	649	40.77
150,000.01 - 200,000.00	170	29,850,360	12.59	175,590	6.808	79.52	87.61	653	41.22
200,000.01 - 250,000.00	148	33,414,368	14.09	225,773	6.777	77.86	82.85	650	40.66
250,000.01 - 300,000.00	117	32,210,992	13.58	275,308	6.558	80.54	85.39	651	40.20
300,000.01 - 350,000.00	83	26,606,564	11.22	320,561	6.510	78.82	81.33	646	41.44
350,000.01 - 400,000.00	60	22,443,990	9.46	374,067	6.590	83.08	84.61	658	41.31
400,000.01 - 450,000.00	37	15,770,503	6.65	426,230	6.492	83.19	87.40	663	42.43
450,000.01 - 500,000.00	41	19,642,119	8.28	479,076	6.579	83.88	85.31	654	39.50
500,000.01 - 550,000.00	18	9,465,575	3.99	525,865	6.253	81.06	87.13	655	43.11
550,000.01 - 600,000.00	7	4,187,789	1.77	598,256	6.078	75.16	80.85	644	36.20
600,000.01 - 650,000.00	4	2,550,200	1.08	637,550	6.815	83.17	83.17	637	47.04
650,000.01 - 700,000.00	2	1,343,750	0.57	671,875	6.211	80.06	80.06	664	42.26
700,000.01 - 750,000.00	2	1,492,491	0.63	746,245	7.757	82.11	82.11	667	38.80
750,000.01 - 800,000.00	1	775,824	0.33	775,824	6.250	79.98	79.98	662	47.65
800,000.01 >=	3	2,617,500	1.10	872,500	6.045	72.79	72.79	654	34.52
Total: 997		237,145,805	100.00%	237,859	6.662	80.17	85.46	652	40.84
Average Orig Balance ($)		237,924
Minimum Orig Balance ($)		59,850
Maximum Orig Balance ($)		977,500
Standard Deviation Orig Balance ($)		129,091

The Group I Mortgage Loans

DISTRIBUTION BY CREDIT GRADE
Credit Grade	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Balance	Avg. Cut-off Date principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
AA	871	205,567,745	86.68	236,013	6.639	80.58	86.50	655	41.00
A+	91	23,455,788	9.89	257,756	6.775	78.11	79.56	633	40.09
A	9	2,178,246	0.92	242,027	6.917	87.66	89.94	658	41.35
A	26	5,944,026	2.51	228,616	6.919	71.47	71.47	622	38.03
Total:	997	237,145,805	100.00%	237,859	6.662	80.17	85.46	652	40.84

DISTRIBUTION BY REMAINING TERM TO MATURITY
Range of Stated Remaining Terms (months)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
349 - 360	997	237,145,805	100.00	237,859	6.662	80.17	85.46	652	40.84
Total:	997	237,145,805	100.00%	237,859	6.662	80.17	85.46	652	40.84
Weighted Average Remaining Term	357
Minimum Remaining Term	355
Maximum Remaining Term	358
Standard Deviation Remaining	1

DISTRIBUTION BY ORIGINAL TERM TO MATURITY
			% of
Stated Original Term (months)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
360	997	237,145,805	100.00	237,859	6.662	80.17	85.46	652	40.84
Total:	997	237,145,805	100.00%	237,859	6.662	80.17	85.46	652	40.84
Weighted Average Original Term	360
Minimum Original Term	360
Maximum Original Term	360
Standard Deviation Original	0

The Group I Mortgage Loans

DISTRIBUTION BY CURRENT LTV
			% of
Range of Current LTV Ratios (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
<= 30.00	3	281,512	0.12	93,837	7.172	23.26	23.26	670	28.86
30.01 - 35.00	4	677,799	0.29	169,450	5.958	32.82	32.82	627	41.25
35.01 - 40.00	4	580,951	0.24	145,238	6.057	37.83	37.83	665	39.97
40.01 - 45.00	10	2,485,284	1.05	248,528	6.325	43.41	43.41	642	37.85
45.01 - 50.00	12	2,913,398	1.23	242,783	6.306	47.88	47.88	627	37.05
50.01 - 55.00	6	1,235,000	0.52	205,833	6.423	52.85	52.85	623	37.94
55.01 - 60.00	14	3,403,626	1.44	243,116	6.250	57.58	57.58	645	39.08
60.01 - 65.00	30	6,943,465	2.93	231,449	6.237	63.16	63.16	641	37.31
65.01 - 70.00	54	14,143,589	5.96	261,918	6.293	68.74	68.91	635	38.81
70.01 - 75.00	56	15,948,787	6.73	284,800	6.322	73.69	73.99	638	37.31
75.01 - 80.00	441	89,006,791	37.53	201,829	6.679	79.68	93.26	658	42.49
80.01 - 85.00	135	39,097,604	16.49	289,612	6.627	84.24	85.16	649	40.35
85.01 - 90.00	165	43,746,606	18.45	265,131	6.884	89.26	89.32	654	40.95
90.01 - 95.00	63	16,681,393	7.03	264,784	7.143	94.59	94.59	662	41.32
Total:	997	237,145,805	100.00%	237,859	6.662	80.17	85.46	652	40.84
Weighted Average LTV (%)	80.17
Minimum LTV (%)	10.96
Maximum LTV (%)	95.00
Standard Deviation LTV (%)	10.72

DISTRIBUTION BY CURRENT COMBINED LTV
			% of
Range of Current LTV Ratios (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
<= 30.00	3	281,512	0.12	93,837	7.172	23.26	23.26	670	28.86
30.01 - 35.00	4	677,799	0.29	169,450	5.958	32.82	32.82	627	41.25
35.01 - 40.00	4	580,951	0.24	145,238	6.057	37.83	37.83	665	39.97
40.01 - 45.00	10	2,485,284	1.05	248,528	6.325	43.41	43.41	642	37.85
45.01 - 50.00	12	2,913,398	1.23	242,783	6.306	47.88	47.88	627	37.05
50.01 - 55.00	6	1,235,000	0.52	205,833	6.423	52.85	52.85	623	37.94
55.01 - 60.00	14	3,403,626	1.44	243,116	6.250	57.58	57.58	645	39.08
60.01 - 65.00	30	6,943,465	2.93	231,449	6.237	63.16	63.16	641	37.31
65.01 - 70.00	54	14,389,289	6.07	266,468	6.261	68.73	68.73	636	38.66
70.01 - 75.00	52	15,429,737	6.51	296,726	6.325	73.67	73.67	636	37.36
75.01 - 80.00	101	27,802,598	11.72	275,273	6.628	79.09	79.09	651	39.26
80.01 - 85.00	125	36,691,734	15.47	293,534	6.624	84.25	84.25	648	40.06
85.01 - 90.00	161	43,263,868	18.24	268,720	6.873	89.26	89.26	654	41.00
90.01 - 95.00	79	20,242,954	8.54	256,240	7.003	92.31	94.56	662	41.82
95.01 - 100.00	342	60,804,590	25.64	177,791	6.736	80.09	99.93	661	43.90
Total:	997	237,145,805	100.00%	237,859	6.662	80.17	85.46	652	40.84
Weighted Average CLTV (%)	85.46
Minimum CLTV (%)	10.96
Maximum CLTV (%)	100.00
Standard Deviation CLTV (%)	14.46

The Group I Mortgage Loans

DISTRIBUTION BY GROSS MARGIN
			% of
Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1.000 - 1.249	1	280,000	0.12	280,000	5.700	80.00	80.00	668	11.33
2.500 - 2.749	2	286,800	0.12	143,400	5.604	72.38	80.25	680	32.09
3.000 - 3.249	1	427,400	0.18	427,400	6.500	89.98	89.98	634	43.73
3.250 - 3.499	1	237,989	0.10	237,989	6.500	71.04	71.04	637	30.87
3.750 - 3.999	1	84,520	0.04	84,520	8.500	80.00	100.00	643	49.34
4.000 - 4.249	1	514,000	0.22	514,000	6.250	75.59	75.59	655	43.56
5.000 - 5.249	14	3,587,692	1.51	256,264	6.669	79.25	85.42	639	40.10
5.250 - 5.499	7	1,774,520	0.75	253,503	6.498	72.14	74.48	626	44.26
5.500 - 5.749	564	128,527,340	54.20	227,885	6.497	81.61	87.85	650	41.39
5.750 - 5.999	371	93,010,821	39.22	250,703	6.861	78.93	83.27	657	40.30
6.000 - 6.249	24	5,740,049	2.42	239,169	7.193	75.22	78.42	642	41.14
6.250 - 6.499	8	2,029,675	0.86	253,709	6.800	69.42	69.42	640	33.04
6.500 - 6.749	1	260,000	0.11	260,000	6.990	74.29	74.29	631	35.87
7.250 - 7.499	1	385,000	0.16	385,000	7.400	86.91	86.91	614	41.81
Total:	997	237,145,805	100.00%	237,859	6.662	80.17	85.46	652	40.84
Weighted Average Margin (%)	5.640
Minimum Margin (%)	1.000
Maximum Margin (%)	7.250
Standard Deviation Margin (%)	0.301

The Group I Mortgage Loans

DISTRIBUTION BY MINIMUM MORTGAGE RATE
			% of
Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
4.500 - 4.999	1	312,000	0.13	312,000	4.990	80.00	80.00	644	45.84
5.000 - 5.499	17	4,999,179	2.11	294,069	5.281	72.66	74.46	661	35.91
5.500 - 5.999	146	41,655,104	17.57	285,309	5.786	75.67	80.17	657	40.66
6.000 - 6.499	199	53,680,192	22.64	269,750	6.232	78.89	84.31	654	41.03
6.500 - 6.999	305	72,138,834	30.42	236,521	6.753	81.15	86.51	651	40.56
7.000 - 7.499	155	29,817,367	12.57	192,370	7.234	82.95	89.90	648	41.92
7.500 - 7.999	116	25,108,527	10.59	216,453	7.697	83.55	88.48	647	41.39
8.000 - 8.499	30	5,235,530	2.21	174,518	8.214	87.85	93.37	654	41.50
8.500 - 8.999	20	2,593,118	1.09	129,656	8.701	84.31	91.89	640	41.92
9.000 - 9.499	7	1,511,429	0.64	215,918	9.144	82.25	83.00	618	34.28
9.500 - 9.999	1	94,525	0.04	94,525	9.650	95.00	95.00	619	15.70
Total:	997	237,145,805	100.00%	237,859	6.662	80.17	85.46	652	40.84
Weighted Average Minimum Rate	6.662
Minimum Minimum Rate (%)	4.990
Maximum Minimum Rate (%)	9.650
Standard Deviation (%)	0.763

DISTRIBUTION BY MAXIMUM MORTGAGE RATE
			% of
Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
11.500 - 11.999	1	312,000	0.13	312,000	4.990	80.00	80.00	644	45.84
12.000 - 12.499	17	4,999,179	2.11	294,069	5.281	72.66	74.46	661	35.91
12.500 - 12.999	146	41,655,104	17.57	285,309	5.786	75.67	80.17	657	40.66
13.000 - 13.499	199	53,680,192	22.64	269,750	6.232	78.89	84.31	654	41.03
13.500 >=	634	136,499,330	57.56	215,299	7.153	82.32	87.95	649	40.98
Total:	997	237,145,805	100.00%	237,859	6.662	80.17	85.46	652	40.84
Weighted Average Maximum Rate	13.663
Minimum Maximum Rate (%)	11.990
Maximum Maximum Rate (%)	16.650
Standard Deviation (%)	0.764

The Group I Mortgage Loans

DISTRIBUTION BY INITIAL PERIODIC CAP
			% of
			Mortgage
			Pool by		Weighted		Weighted
		Aggregate	Aggregate		Average	Weighted	Average	Weighted
	Number of	Cut-off Date	Cut-off Date	Avg. Cut-off	Gross	Average	Current	Average	Weighted
	Mortgage	Principal Balance	Principal	Date Principal	Interest	Current	Combined	FICO	Average
Initial Periodic Cap (%)	Loans	($)	Balance	Balance ($)	Rate (%)	LTV (%)	LTV (%)	Score	Debt Ratio
1.495	2	479,000	0.20	239,500	7.260	89.37	89.37	639	49.83
1.498	1	470,000	0.20	470,000	8.090	92.16	92.16	714	42.22
1.500	994	236,196,805	99.60	237,623	6.658	80.13	85.44	652	40.82
Total:	997	237,145,805	100.00%	237,859	6.662	80.17	85.46	652	40.84
Weighted Average Initial Cap
(%)	1.500
Minimum Initial Cap (%)	1.495
Maximum Initial Cap (%)	1.500

DISTRIBUTION BY SUBSEQUENT PERIODIC CAP
Subsequent Periodic Cap (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1.500	997	237,145,805	100.00	237,859	6.662	80.17	85.46	652	40.84
Total:	997	237,145,805	100.00%	237,859	6.662	80.17	85.46	652	40.84
Weighted Average Periodic Cap
(%)	1.500
Minimum Periodic Cap (%)	1.500
Maximum Periodic Cap (%)	1.500

DISTRIBUTION BY NEXT RATE ADJUSTMENT DATE
Next Rate Adjustment Dates Number of Mortgage Loans	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
April 2007	13	3,305,703	1.39	254,285	6.789	84.71	87.44	638	45.14
May 2007	64	18,147,125	7.65	283,549	6.493	78.17	81.37	643	38.05
June 2007	447	110,235,216	46.48	246,611	6.670	80.81	85.34	653	41.07
July 2007	344	75,288,022	31.75	218,861	6.760	79.18	85.70	650	41.03
April 2008	5	1,123,566	0.47	224,713	6.425	85.55	89.85	641	43.18
May 2008	21	4,506,192	1.90	214,581	6.102	79.63	85.87	648	37.88
June 2008	62	14,776,172	6.23	238,325	6.578	80.66	87.82	658	41.45
July 2008	41	9,763,808	4.12	238,142	6.509	81.70	87.71	673	40.63
Total:	997	237,145,805	100.00%	237,859	6.662	80.17	85.46	652	40.84
Weighted Average Next Rate Adjustment Date Minimum Next Rate Adjustment Date Maximum Next Rate Adjustment Date		August 2007 April 2007 July 2008

The Group I Mortgage Loans

DISTRIBUTION BY STATE
			% of
Geographic Distribution of Mortgaged Properties	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
California	383	122,715,953	51.75	320,407	6.399	79.19	82.20	651	40.72
Florida	85	15,772,966	6.65	185,564	7.034	81.78	86.32	646	40.57
Arizona	69	11,656,569	4.92	168,936	6.859	81.97	88.89	647	38.09
Colorado	44	7,855,007	3.31	178,523	6.831	82.03	91.83	655	40.26
Nevada	42	7,620,267	3.21	181,435	6.911	80.54	86.83	645	40.18
Illinois	36	7,181,315	3.03	199,481	6.899	84.38	93.97	665	44.29
Washington	36	6,060,596	2.56	168,350	6.713	80.56	90.97	652	41.21
New York	19	5,813,652	2.45	305,982	6.581	81.89	87.35	670	43.22
Maryland	25	5,748,062	2.42	229,922	6.646	78.93	84.72	663	39.44
Hawaii	16	5,327,186	2.25	332,949	6.497	80.76	86.92	669	36.61
New Jersey	20	5,257,787	2.22	262,889	7.170	80.38	82.98	666	42.53
Virginia	18	4,941,865	2.08	274,548	6.989	74.66	82.75	649	41.83
Massachusetts	19	3,822,755	1.61	201,198	6.990	77.16	86.73	669	43.83
Minnesota	22	3,760,890	1.59	170,950	7.061	82.41	94.58	639	43.14
Oregon	19	2,884,910	1.22	151,837	6.797	84.29	93.57	661	40.05
Other	144	20,726,027	8.74	143,931	7.287	81.90	92.27	643	41.69
Total:	997	237,145,805	100.00%	237,859	6.662	80.17	85.46	652	40.84

DISTRIBUTION BY OCCUPANCY TYPE
				% of
	Occupancy	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Primary		997	237,145,805	100.00	237,859	6.662	80.17	85.46	652	40.84
Total:		997	237,145,805	100.00%	237,859	6.662	80.17	85.46	652	40.84

The Group I Mortgage Loans

DISTRIBUTION BY PROPERTY TYPE
			% of
Property Type	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Single Family Residence	697	167,114,413	70.47	239,762	6.626	79.47	84.21	649	40.42
Planned Unit Development	148	36,591,844	15.43	247,242	6.729	81.95	87.92	650	40.84
Condo	116	22,731,988	9.59	195,965	6.697	81.96	91.19	672	42.40
2-4 Family	36	10,707,560	4.52	297,432	6.926	81.26	84.51	664	43.96
Total:	997	237,145,805	100.00%	237,859	6.662	80.17	85.46	652	40.84

DISTRIBUTION BY LOAN PURPOSE
			% of
Loan Purpose	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Refinance - Cashout	551	155,382,808	65.52	282,001	6.621	79.65	80.26	648	39.75
Purchase	291	45,555,943	19.21	156,550	6.889	81.05	96.84	664	43.03
Refinance - Rate Term	155	36,207,054	15.27	233,594	6.555	81.30	93.47	654	42.74
Total:	997	237,145,805	100.00%	237,859	6.662	80.17	85.46	652	40.84

DISTRIBUTION BY DOCUMENTATION TYPE
			% of
Documentation Type	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Full Documentation	617	139,226,559	58.71	225,651	6.451	80.94	86.89	647	41.40
Stated Documentation	365	93,707,106	39.51	256,732	6.977	78.95	83.27	661	40.13
Limited Documentation	15	4,212,140	1.78	280,809	6.635	81.77	87.27	632	37.71
Total:	997	237,145,805	100.00%	237,859	6.662	80.17	85.46	652	40.84

DISTRIBUTION BY DEBT-TO-INCOME RATIO
			% of
Debt-to-Income Ratio	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
<= 30.00	107	24,843,204	10.48	232,179	6.636	77.59	78.59	645	23.59
30.01 - 35.00	107	23,576,495	9.94	220,341	6.585	77.45	80.09	647	32.39
35.01 - 40.00	159	38,516,742	16.24	242,244	6.616	78.55	83.14	648	37.60
40.01 - 45.00	252	59,398,615	25.05	235,709	6.716	81.40	87.00	651	42.61
45.01 - 50.00	361	88,001,430	37.11	243,771	6.675	81.38	88.63	658	47.83
50.01 - 55.00	11	2,809,320	1.18	255,393	6.618	84.31	91.36	646	52.18
Total:	997	237,145,805	100.00%	237,859	6.662	80.17	85.46	652	40.84
Weighted Average DTI	40.84
Minimum DTI	8.52
Maximum DTI	54.38
Standard Deviation DTI	8.00

The Group I Mortgage Loans

DISTRIBUTION BY CREDIT SCORE
			% of
Range of Credit Scores	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
550 - 574	3	450,699	0.19	150,233	6.814	72.66	73.39	558	40.65
575 - 599	31	5,255,812	2.22	169,542	7.059	76.06	80.38	590	40.17
600 - 624	237	54,204,639	22.86	228,712	6.766	77.97	81.52	612	39.03
625 - 649	285	69,246,614	29.20	242,971	6.721	80.26	85.40	637	40.75
650 - 674	205	50,934,425	21.48	248,461	6.571	80.99	86.44	662	41.86
675 - 699	135	32,025,297	13.50	237,224	6.512	81.82	89.29	686	42.61
700 - 724	48	13,349,387	5.63	278,112	6.503	81.00	86.48	712	40.64
725 - 749	28	6,128,640	2.58	218,880	6.515	81.82	87.85	737	39.47
750 - 774	16	3,571,321	1.51	223,208	6.782	85.83	95.83	759	41.63
775 - 799	7	1,413,971	0.60	201,996	6.716	78.87	89.36	785	42.89
800 +	2	565,000	0.24	282,500	6.807	87.57	97.48	807	46.83
Total:	997	237,145,805	100.00%	237,859	6.662	80.17	85.46	652	40.84
Weighted Average FICO	652
Minimum FICO	552
Maximum FICO	811
Standard Deviation	39

DISTRIBUTION BY PREPAYMENT PENALTY TERM
			% of
Prepayment Penalty Term (months)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0	157	34,231,269	14.43	218,034	7.070	80.52	88.09	665	42.13
12	24	6,038,183	2.55	251,591	6.940	80.05	85.19	642	40.77
24	711	171,631,211	72.37	241,394	6.600	79.90	84.58	649	40.65
36	105	25,245,142	10.65	240,430	6.461	81.57	87.96	659	40.34
Total:	997	237,145,805	100.00%	237,859	6.662	80.17	85.46	652	40.84

DISTRIBUTION BY LIEN TYPE
				% of
	Lien Position	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1st Lien		997	237,145,805	100.00	237,859	6.662	80.17	85.46	652	40.84
Total:		997	237,145,805	100.00%	237,859	6.662	80.17	85.46	652	40.84

The Group II Mortgage Loans

Collateral Summary
Statistics for the Mortgage Loans listed below are based on the Cut-off Date scheduled balances.
Aggregate Principal Balance:	$229,863,445
Number of Mortgage Loans:	724

Average Principal Balance:	$317,491

Weighted Average Current Mortgage Rate:	6.756%

Weighted Average Net Mortgage Rate:	6.241%

Weighted Average Credit Score:	679

Weighted Average Original LTV:	81.56%

Weighted Average Current LTV	81.55%

Weighted Average Current Combined LTV	97.33%

Weighted Average Stated Remaining Term:	357 months

Weighted Average Stated Original Term:	360 months

Weighted Average Months to Roll:	22 months

Weighted Average Margin:	5.702%

Weighted Average Initial Rate Cap:	1.502%

Weighted Average Periodic Rate Cap:	1.499%

Weighted Average Maximum Rate:	13.757%

Weighted Average Minimum Rate:	6.756%

The Group II Mortgage Loans

DISTRIBUTION BY PRODUCT TYPE
Product Type	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
2/28 ARM 2 Year Interest	597	192,102,309	83.57	321,779	6.760	81.61	97.32	681	41.84
2/28 ARM 5 Year Interest	68	21,181,715	9.21	311,496	6.924	80.36	97.60	662	41.41
3/27 ARM 3 Year Interest	24	7,425,494	3.23	309,396	6.545	82.33	97.35	670	43.11
3/27 ARM 5 Year Interest	34	8,803,527	3.83	258,927	6.482	82.58	96.82	678	41.69
5/25 ARM 5 Year Interest	1	350,400	0.15	350,400	5.800	80.00	100.00	599	50.80
Total:	724	229,863,445	100.00%	317,491	6.756	81.55	97.33	679	41.85

DISTRIBUTION BY GROSS MORTGAGE RATE
Range of Gross Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
5.000 - 5.499	12	4,459,104	1.94	371,592	5.363	80.67	94.16	689	43.13
5.500 - 5.999	101	34,612,768	15.06	342,701	5.801	80.45	97.83	680	41.62
6.000 - 6.499	125	41,017,619	17.84	328,141	6.276	81.01	97.49	679	42.24
6.500 - 6.999	248	81,490,584	35.45	328,591	6.744	81.25	97.70	680	41.60
7.000 - 7.499	113	32,758,658	14.25	289,900	7.242	82.41	97.09	674	41.83
7.500 - 7.999	74	21,052,313	9.16	284,491	7.746	82.46	97.50	682	41.71
8.000 - 8.499	33	9,794,537	4.26	296,804	8.203	84.64	95.26	679	43.12
8.500 - 8.999	15	4,263,102	1.85	284,207	8.642	84.02	93.97	648	41.41
9.000 - 9.499	2	207,760	0.09	103,880	9.331	79.85	100.00	639	37.30
9.500 - 9.999	1	207,000	0.09	207,000	9.500	90.00	90.00	606	48.96
Total:	724	229,863,445	100.00%	317,491	6.756	81.55	97.33	679	41.85
Weighted Average Current Rate	6.756
Minimum Current Rate (%)	5.250
Maximum Current Rate (%)	9.500
Standard Deviation (%)	0.742

The Group II Mortgage Loans

DISTRIBUTION BY CUT-OFF DATE PRINCIPAL BALANCE
Range of Cut-off Date Principal Balances ($)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
50,000.01 - 100,000.00	12	1,033,120	0.45	86,093	7.194	80.09	99.41	659	34.75
100,000.01 - 150,000.00	48	6,147,297	2.67	128,069	7.227	80.35	99.21	669	36.28
150,000.01 - 200,000.00	84	14,908,063	6.49	177,477	7.018	80.32	98.22	660	39.29
200,000.01 - 250,000.00	94	21,485,562	9.35	228,570	6.877	80.48	98.78	667	40.37
250,000.01 - 300,000.00	115	31,654,041	13.77	275,253	6.754	80.58	98.29	676	41.66
300,000.01 - 350,000.00	104	33,872,842	14.74	325,700	6.675	81.51	97.43	678	42.59
350,000.01 - 400,000.00	100	37,457,174	16.30	374,572	6.659	81.55	97.31	687	42.51
400,000.01 - 450,000.00	59	25,024,464	10.89	424,143	6.715	82.41	96.83	683	43.39
450,000.01 - 500,000.00	48	22,737,006	9.89	473,688	6.781	81.92	97.24	682	43.35
500,000.01 - 550,000.00	23	11,955,797	5.20	519,817	6.553	83.25	98.04	679	42.36
550,000.01 - 600,000.00	22	12,705,176	5.53	577,508	6.617	82.68	95.58	689	40.87
600,000.01 - 650,000.00	3	1,906,926	0.83	635,642	6.656	84.95	96.74	691	46.46
650,000.01 - 700,000.00	6	4,065,540	1.77	677,590	6.782	79.98	96.63	695	44.03
700,000.01 - 750,000.00	3	2,210,500	0.96	736,833	6.491	83.36	83.36	682	37.20
800,000.01 >=	3	2,699,937	1.17	899,979	7.496	86.87	86.87	678	39.95
Total:	724	229,863,445	100.00%	317,491	6.756	81.55	97.33	679	41.85
Average Current Balance ($)	317,491
Minimum Current Balance ($)	60,750
Maximum Current Balance ($)	950,000
Standard Deviation Current Balance ($)	130,698

The Group II Mortgage Loans

DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE
Range of Original Principal Balances ($)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
50,000.01 - 100,000.00	12	1,033,120	0.45	86,093	7.194	80.09	99.41	659	34.75
100,000.01 - 150,000.00	48	6,147,297	2.67	128,069	7.227	80.35	99.21	669	36.28
150,000.01 - 200,000.00	84	14,908,063	6.49	177,477	7.018	80.32	98.22	660	39.29
200,000.01 - 250,000.00	94	21,485,562	9.35	228,570	6.877	80.48	98.78	667	40.37
250,000.01 - 300,000.00	115	31,654,041	13.77	275,253	6.754	80.58	98.29	676	41.66
300,000.01 - 350,000.00	104	33,872,842	14.74	325,700	6.675	81.51	97.43	678	42.59
350,000.01 - 400,000.00	100	37,457,174	16.30	374,572	6.659	81.55	97.31	687	42.51
400,000.01 - 450,000.00	59	25,024,464	10.89	424,143	6.715	82.41	96.83	683	43.39
450,000.01 - 500,000.00	48	22,737,006	9.89	473,688	6.781	81.92	97.24	682	43.35
500,000.01 - 550,000.00	23	11,955,797	5.20	519,817	6.553	83.25	98.04	679	42.36
550,000.01 - 600,000.00	22	12,705,176	5.53	577,508	6.617	82.68	95.58	689	40.87
600,000.01 - 650,000.00	3	1,906,926	0.83	635,642	6.656	84.95	96.74	691	46.46
650,000.01 - 700,000.00	6	4,065,540	1.77	677,590	6.782	79.98	96.63	695	44.03
700,000.01 - 750,000.00	3	2,210,500	0.96	736,833	6.491	83.36	83.36	682	37.20
800,000.01 >=	3	2,699,937	1.17	899,979	7.496	86.87	86.87	678	39.95
Total:	724	229,863,445	100.00%	317,491	6.756	81.55	97.33	679	41.85
Average Orig Balance ($)	317,514
Minimum Orig Balance ($)	60,750
Maximum Orig Balance ($)	950,000
Standard Deviation Orig Balance ($)	130,709

The Group II Mortgage Loans

DISTRIBUTION BY CREDIT GRADE
Credit Grade	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
AA	713	226,193,902	98.40	317,242	6.755	81.58	97.51	679	41.86
A+	7	2,311,163	1.01	330,166	6.680	79.96	90.29	656	39.53
A	2	705,500	0.31	352,750	7.454	82.11	82.11	681	44.97
A-	2	652,880	0.28	326,440	6.958	76.90	76.90	609	43.49
Total:	724	229,863,445	100.00%	317,491	6.756	81.55	97.33	679	41.85

The Group II Mortgage Loans

DISTRIBUTION BY REMAINING TERM TO MATURITY
Range of Stated Remaining Terms (months)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
349 - 360	724	229,863,445	100.00	317,491	6.756	81.55	97.33	679	41.85
Total:	724	229,863,445	100.00%	317,491	6.756	81.55	97.33	679	41.85
Weighted Average Remaining Term	357
Minimum Remaining Term	354
Maximum Remaining Term	358
Standard Deviation Remaining	1

DISTRIBUTION BY ORIGINAL TERM TO MATURITY
Stated Original Term (months)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
360	724	229,863,445	100.00	317,491	6.756	81.55	97.33	679	41.85
Total:	724	229,863,445	100.00%	317,491	6.756	81.55	97.33	679	41.85
Weighted Average Original Term	360
Minimum Original Term	360
Maximum Original Term	360
Standard Deviation Original	0

The Group II Mortgage Loans

DISTRIBUTION BY CURRENT LTV
			% of
Range of Current LTV Ratios (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
60.01 - 65.00	3	816,341	0.36	272,114	6.661	62.55	62.55	651	41.17
65.01 - 70.00	3	951,277	0.41	317,092	7.453	70.00	80.14	617	43.27
70.01 - 75.00	6	1,981,577	0.86	330,263	6.225	74.81	75.65	651	40.92
75.01 - 80.00	609	186,237,920	81.02	305,809	6.678	79.97	99.01	679	41.93
80.01 - 85.00	23	7,953,121	3.46	345,788	6.899	85.00	93.06	675	41.90
85.01 - 90.00	58	22,583,956	9.82	389,379	7.163	89.72	89.72	681	41.18
90.01 - 95.00	22	9,339,254	4.06	424,512	7.265	94.96	94.96	684	41.92
Total:	724	229,863,445	100.00%	317,491	6.756	81.55	97.33	679	41.85
Weighted Average LTV (%)	81.55
Minimum LTV (%)	60.75
Maximum LTV (%)	95.00
Standard Deviation LTV (%)	3.98

DISTRIBUTION BY CURRENT COMBINED LTV
			% of
Range of Current LTV Ratios (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
60.01 - 65.00	3	816,341	0.36	272,114	6.661	62.55	62.55	651	41.17
65.01 - 70.00	2	468,977	0.20	234,489	8.022	70.00	70.00	626	36.97
70.01 - 75.00	5	1,914,827	0.83	382,965	6.184	74.80	74.80	650	40.84
75.01 - 80.00	22	8,717,693	3.79	396,259	6.421	79.68	79.68	679	40.1
80.01 - 85.00	10	3,554,390	1.55	355,439	7.103	85.00	85.00	642	39.55
85.01 - 90.00	59	23,066,256	10.03	390,953	7.157	89.19	89.74	679	41.36
90.01 - 95.00	24	10,096,454	4.39	420,686	7.211	93.84	94.96	685	42.41
95.01 - 100.00	599	181,228,507	78.84	302,552	6.693	80.11	99.98	680	42.04
Total:	724	229,863,445	100.00%	317,491	6.756	81.55	97.33	679	41.85
Weighted Average CLTV (%)	97.33
Minimum CLTV (%)	60.75
Maximum CLTV (%)	100.00
Standard Deviation CLTV (%)	5.72

The Group II Mortgage Loans

DISTRIBUTION BY GROSS MARGIN
Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
3.250 - 3.499	1	196,950	0.09	196,950	8.450	84.98	84.98	607	32.84
4.000 - 4.249	1	257,695	0.11	257,695	5.680	80.00	100.00	658	45.01
5.000 - 5.249	3	1,132,000	0.49	377,333	6.002	80.00	100.00	663	42.26
5.500 - 5.749	285	85,292,352	37.11	299,271	6.410	81.93	97.48	668	41.58
5.750 - 5.999	428	141,512,409	61.56	330,636	6.973	81.40	97.33	686	42.03
6.000 - 6.249	3	708,000	0.31	236,000	6.933	80.00	100.00	636	37.36
6.250 - 6.499	2	634,440	0.28	317,220	5.997	70.58	70.58	618	44.34
6.750 - 6.999	1	129,600	0.06	129,600	7.600	80.00	100.00	617	39.61
Total:	724	229,863,445	100.00%	317,491	6.756	81.55	97.33	679	41.85
Weighted Average Margin (%)	5.702
Minimum Margin (%)	3.356
Maximum Margin (%)	6.950
Standard Deviation Margin (%)	0.181

The Group II Mortgage Loans

DISTRIBUTION BY MINIMUM MORTGAGE RATE
Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
5.000 - 5.499	12	4,459,104	1.94	371,592	5.363	80.67	94.16	689	43.13
5.500 - 5.999	101	34,612,768	15.06	342,701	5.801	80.45	97.83	680	41.62
6.000 - 6.499	124	40,761,619	17.73	328,723	6.276	81.02	97.47	679	42.20
6.500 - 6.999	249	81,746,584	35.56	328,300	6.742	81.24	97.70	680	41.62
7.000 - 7.499	113	32,819,458	14.28	290,438	7.244	82.41	97.09	674	41.94
7.500 - 7.999	74	20,991,513	9.13	283,669	7.745	82.47	97.50	682	41.54
8.000 - 8.499	33	9,794,537 4.26	4.26	296,804	8.203	84.64	95.26	679	43.12
8.500 - 8.999	15	4,263,102 1.85	1.85	284,207	8.642	84.02	93.97	648	41.41
9.000 - 9.499	2	207,760 0.09	0.09	103,880	9.331	79.85	100.00	639	37.30
9.500 - 9.999	1	207,000 0.09	0.09	207,000	9.500	90.00	90.00	606	48.96
Total:	724	229,863,445	100.00%	317,491	6.756	81.55	97.33	679	41.85
Weighted Average Minimum Rate	6.756
Minimum Minimum Rate (%)	5.250
Maximum Minimum Rate (%)	9.500
Standard Deviation (%)	0.742

DISTRIBUTION BY MAXIMUM MORTGAGE RATE
Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
12.000 - 12.499	12	4,459,104	1.94	371,592	5.363	80.67	94.16	689	43.13
12.500 - 12.999	101	34,612,768	15.06	342,701	5.801	80.45	97.83	680	41.62
13.000 - 13.499	124	40,761,619	17.73	328,723	6.276	81.02	97.47	679	42.20
13.500 >=	487	150,029,954	65.27	308,070	7.149	81.98	97.27	678	41.77
Total:	724	229,863,445	100.00%	317,491	6.756	81.55	97.33	679	41.85
Weighted Average Maximum Rate	13.757
Minimum Maximum Rate (%)	12.250
Maximum Maximum Rate (%)	16.500
Standard Deviation (%)	0.742

The Group II Mortgage Loans

DISTRIBUTION BY INITIAL PERIODIC CAP
			% of
Initial Periodic Cap (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1.495	1	568,000	0.25	568,000	6.830	80.00	100.00	594	42.68
1.500	722	228,948,698	99.60	317,103	6.754	81.54	97.33	679	41.84
3.000	1	346,747	0.15	346,747	8.300	95.00	95.00	630	49.59
Total:	724	229,863,445	100.00%	317,491	6.756	81.55	97.33	679	41.85
Weighted Average Initial Cap	1.502
Minimum Initial Cap (%)	1.495
Maximum Initial Cap (%)	3.000
Standard Deviation (%)	0.056

DISTRIBUTION BY SUBSEQUENT PERIODIC CAP
			% of
Subsequent Periodic Cap (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1.000	1	346,747	0.15	346,747	8.300	95.00	95.00	630	49.59
1.500	723	229,516,698	99.85	317,450	6.754	81.53	97.33	679	41.84
Total:	724	229,863,445	100.00%	317,491	6.756	81.55	97.33	679	41.85
Weighted Average Periodic Cap	1.499
Minimum Periodic Cap (%)	1.000
Maximum Periodic Cap (%)	1.500
Standard Deviation (%)	0.019

The Group II Mortgage Loans

DISTRIBUTION BY NEXT RATE ADJUSTMENT DATE
		% of
Next Rate Adjustment Dates Aggregate Cut-off Date Principal Balance ($)	Number of Mortgage Loans	Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
March 2007	1 346,747	0.15	346,747	8.300	95.00	95.00	630	49.59
April 2007	4 1,427,332	0.62	356,833	7.064	82.56	97.44	635	41.10
May 2007	39 13,478,087	5.86	345,592	6.592	82.61	96.34	683	40.69
June 2007	342 111,178,109	48.37	325,082	6.745	81.42	97.59	679	42.42
July 2007	279 86,853,750	37.78	311,304	6.835	81.33	97.19	679	41.16
May 2008	3 638,818	0.28	212,939	6.208	79.98	99.98	679	35.49
June 2008	30 8,920,415	3.88	297,347	6.595	84.30	95.75	675	42.61
July 2008	25 6,669,788	2.90	266,792	6.429	80.25	98.54	673	42.63
March 2010	1 350,400	0.15	350,400	5.800	80.00	100.00	599	50.80
Total:	724 229,863,445	100.00%	317,491	6.756	81.55	97.33	679	41.85
Weighted Average Next Rate Adjustment Date	July 2007
Minimum Next Rate Adjustment Date	March 2007
Maximum Next Rate Adjustment Date	March 2010

The Group II Mortgage Loans

DISTRIBUTION BY STATE
			% of
Geographic Distribution of Mortgaged Properties	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
California	434	157,135,362	68.36	362,063	6.650	81.56	97.20	681	42.31
Florida	62	14,410,675	6.27	232,430	7.108	81.69	97.45	675	40.52
New York	23	8,069,773	3.51	350,860	6.739	82.82	97.61	693	41.42
Nevada	28	7,462,313	3.25	266,511	6.971	80.84	98.76	681	40.03
Arizona	28	6,309,839	2.75	225,351	6.739	81.10	95.67	654	42.26
New Jersey	15	4,237,043	1.84	282,470	6.920	82.73	94.63	681	42.89
Texas	18	3,470,080	1.51	192,782	6.782	79.88	99.98	671	38.84
Hawaii	9	3,351,680	1.46	372,409	6.625	83.24	94.22	671	42.05
Virginia	9	2,887,076	1.26	320,786	7.625	81.36	98.63	651	43.37
Illinois	12	2,884,835	1.26	240,403	6.934	84.16	97.96	693	41.23
Massachusetts	8	2,528,877	1.10	316,110	6.679	79.93	99.92	688	44.46
Maryland	6	2,247,100	0.98	374,517	7.098	82.18	96.49	671	42.53
Washington	10	2,011,692	0.88	201,169	6.667	80.00	100.00	657	35.78
Oregon	7	1,433,039	0.62	204,720	6.801	79.99	99.99	713	40.79
Tennessee	7	1,375,707	0.60	196,530	6.837	80.00	100.00	686	41.43
Other	48	10,048,356	4.37	209,341	7.399	80.89	97.90	657	38.89
Total:	724	229,863,445	100.00%	317,491	6.756	81.55	97.33	679	41.85

DISTRIBUTION BY OCCUPANCY TYPE
				% of
	Occupancy	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Primary		724	229,863,445	100.00	317,491	6.756	81.55	97.33	679	41.85
Total:		724	229,863,445	100.00%	317,491	6.756	81.55	97.33	679	41.85

The Group II Mortgage Loans

DISTRIBUTION BY PROPERTY TYPE
Property Type	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Single Family Residence	492	160,500,452	69.82	326,220	6.740	81.24	97.48	681	41.93
Planned Unit Development	124	35,603,371	15.49	287,124	6.835	81.76	97.25	670	41.39
Condo	71	21,529,385	9.37	303,231	6.690	82.24	96.78	667	41.67
2-4 Family	37	12,230,238	5.32	330,547	6.867	83.86	96.54	690	42.51
Total:	724	229,863,445	100.00%	317,491	6.756	81.55	97.33	679	41.85

DISTRIBUTION BY LOAN PURPOSE
				% of
	Loan Purpose	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Purchase		724	229,863,445	100.00	317,491	6.756	81.55	97.33	679	41.85
Total:		724	229,863,445	100.00%	317,491	6.756	81.55	97.33	679	41.85

DISTRIBUTION BY DOCUMENTATION TYPE
Documentation Type	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Stated Documentation	433	141,829,123	61.70	327,550	7.019	81.40	97.38	686	42.06
Full Documentation	281	84,317,044	36.68	300,061	6.338	81.78	97.30	666	41.58
Limited Documentation	10	3,717,278	1.62	371,728	6.214	82.18	96.07	661	40.11
Total:	724	229,863,445	100.00%	317,491	6.756	81.55	97.33	679	41.85

DISTRIBUTION BY DEBT-TO-INCOME RATIO
			% of
Debt-to-Income Ratio	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
<= 30.00	63	15,657,373	6.81	248,530	6.822	81.86	96.80	677	24.66
30.01 - 35.00	58	16,513,050	7.18	284,708	6.780	81.14	97.17	686	32.69
35.01 - 40.00	138	42,257,811	18.38	306,216	6.689	81.57	97.01	681	37.58
40.01 - 45.00	195	62,091,692	27.01	318,419	6.772	81.55	97.43	679	42.70
45.01 - 50.00	267	92,544,799	40.26	346,610	6.768	81.59	97.50	677	47.69
50.01 - 55.00	3	798,720	0.35	266,240	6.029	80.00	100.00	637	52.15
Total:	724	229,863,445	100.00%	317,491	6.756	81.55	97.33	679	41.85
Weighted Average DTI	41.85
Minimum DTI	10.23
Maximum DTI	54.77

The Group II Mortgage Loans

DISTRIBUTION BY CREDIT SCORE
Range of Credit Scores	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
575 - 599	12	3,291,804	1.43	274,317	6.856	82.28	96.81	589	44.12
600 - 624	71	18,153,195	7.90	255,679	6.867	80.80	94.30	615	41.88
625 - 649	132	39,543,581	17.20	299,573	6.850	81.30	97.86	639	41.73
650 - 674	165	51,184,259	22.27	310,208	6.784	81.50	97.54	664	41.89
675 - 699	148	49,082,671	21.35	331,640	6.731	81.39	97.75	687	42.26
700 - 724	106	38,474,423	16.74	362,966	6.514	81.53	97.32	710	41.48
725 - 749	48	16,745,479	7.28	348,864	6.955	83.44	96.68	736	42.83
750 - 774	24	8,221,590	3.58	342,566	6.785	82.67	97.52	760	40.09
775 - 799	15	4,272,986	1.86	284,866	6.900	80.00	100.00	783	39.29
800 +	3	893,456	0.39	297,819	5.588	80.00	100.00	806	40.16
Total:	724	229,863,445	100.00%	317,491	6.756	81.55	97.33	679	41.85
Weighted Average FICO	679
Minimum FICO	577
Maximum FICO	808
Standard Deviation FICO	43

DISTRIBUTION BY PREPAYMENT PENALTY TERM
Prepayment Penalty Term (months)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0	134	42,730,305	18.59	318,883	7.317	82.44	96.61	688	41.93
12	20	6,333,092	2.76	316,655	7.527	83.23	98.19	670	40.91
24	526	168,845,375	73.45	320,999	6.603	81.22	97.45	677	41.88
36	44	11,954,673	5.20	271,697	6.514	82.11	97.68	670	41.64
Total:	724	229,863,445	100.00%	317,491	6.756	81.55	97.33	679	41.85

DISTRIBUTION BY LIEN TYPE
	Lien Position	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Avg. Cut-off Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Current LTV (%)	Weighted Average Current Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1st Lien		724	229,863,445	100.00	317,491	6.756	81.55	97.33	679	41.85
Total:		724	229,863,445	100.00%	317,491	6.756	81.55	97.33	679	41.85

Contact Information

HSBC Securities
Principal Finance
Jon Voigtman Managing Director Head of Principal Finance Andrea Lenox Vice President Jay Kilpatrick Senior Vice President Head of Contract Finance	Tel: (212) 525-2348 Fax: (646) 366-2521 jon.voigtman@us.hsbc.com Tel: (212) 525-4600 Fax: (646) 366-3647 andrea.lenox@us.hsbc.com Tel: (212) 525-4140 jay.kilpatrick@us.hsbc.com
Syndicate and ABS / MBS Trading
Caroline Morrill Managing Director Michael Banchik Senior Vice President George Smith Managing Director ABS Trading

Tel: (212) 525-3785

Fax: (646) 366-3434

caroline.morrill@us.hsbc.com

Tel: (212) 525-3399

Fax: (646) 366-3142

michael.banchik@us.hsbc.com

Tel: (212) 525-3786

Fax: (646) 366-3435

george.smith@us.hsbc.com

Structuring and Whole Loan Trading
Martin Priest Vice President	Tel: (212) 525-4198 martin.priest@us.hsbc.com
Rating Agencies
Keith Smith – S&P	Tel: (212) 438-1643 Fax: (212) 438-7321 keith_smith@standardandpoors.com
Wioletta Frankowicz – Moody’s	Tel: (212) 553-101 wioletta.frankowicz@moodys.com
Ben Katzburg – Fitch	Tel: (212) 908-0261 ben.katzburg@fitchratings.com